Exhibit 99
                                  ----------


                                                              EXECUTION COPY

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,

                                  as Depositor

                                      and

                          CHAMPION MORTGAGE CO., INC.

                             as Seller and Servicer

                                      and

                         HARRIS TRUST AND SAVINGS BANK,

                                   as Trustee

                            -----------------------

                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 1998

                             ----------------------


              Champion Home Equity Loan Asset-Backed Certificates

                                 Series 1998-1

                               TABLE OF CONTENTS

                                                                        PAGE

                                   ARTICLE I
                                  Definitions

 Section 1.01.  Definitions...............................................1
 Section 1.02.  Interest Calculations....................................23

                                   ARTICLE II
                         Conveyance of Mortgage Loans;
                Original Issuance of Certificates; Tax Treatment

 Section 2.01. Conveyance of Mortgage Loans...............................23
 Section 2.02. Acceptance by Trustee......................................26
 Section 2.03. Representations and Warranties Regarding the Seller
                and the Servicer..........................................27
 Section 2.04. Representations and Warranties of the Seller Regarding
                the Mortgage Loans........................................29
 Section 2.05. Representations and Warranties of the Depositor............37
 Section 2.06. Substitution of Mortgage Loans.............................37
 Section 2.07. Execution and Authentication of Certificates...............39
 Section 2.08. Designation of Interests in the Master and Subsidiary
                REMICs....................................................39
 Section 2.09. Designation of Start-up Day................................42
 Section 2.10. REMIC Certificate Maturity Date............................42
 Section 2.11. Tax Returns and Reports to Certificateholders..............42
 Section 2.12. Tax Matters Person.........................................43
 Section 2.13. REMIC Related Covenants....................................43

                                  ARTICLE III
                 Administration and Servicing of Mortgage Loans

 Section 3.01. The Servicer...............................................45
 Section 3.02. Collection of Certain Mortgage Loan Payments...............48
 Section 3.03. Withdrawals from the Collection Account....................50
 Section 3.04. Maintenance of Hazard Insurance; Property Protection
                 Expenses.................................................51
 Section 3.05. Maintenance of Mortgage Impairment Insurance Policy........51
 Section 3.06. Fidelity Bond..............................................52
 Section 3.07. Management and Realization Upon Defaulted Mortgage Loans...52
 Section 3.08. Trustee to Cooperate.......................................53
 Section 3.09. Servicing Compensation; Payment of Certain Expenses by
                Servicer..................................................54
 Section 3.10. Annual Statement as to Compliance..........................54
 Section 3.11. Annual Servicing Report....................................55
 Section 3.12. Access to Certain Documentation and Information
                Regarding the Mortgage Loans..............................55
 Section 3.13. Maintenance of Certain Servicing Insurance Policies........55
 Section 3.14. Reports to the Securities and Exchange Commission..........55
 Section 3.15. Reports of Foreclosures  and Abandonments of Mortgaged
                Properties, Returns Relating to Mortgage Interest Received from Individuals and Returns Relating to
                Cancellation of Indebtedness..............................56

 Section 3.16. Advances by the Servicer...................................56
 Section 3.17. Superior Liens.............................................56
 Section 3.18. Assumption Agreements......................................57
 Section 3.19. Payment of Taxes, Insurance and Other Charges..............58
 Section 3.20. Optional Purchase of Defaulted Mortgage Loans..............58

                                   ARTICLE IV
                          Certificate Insurance Policy

 Section 4.01. Certificate Insurance Policy...............................59
 Section 4.02. [RESERVED].................................................60
 Section 4.03. Replacement Certificate Insurance Policy...................60
 Section 4.04. Payments Under the Support Agreement.......................60

                                   ARTICLE V
                 Payments and Statements to Certificateholders;
                          Rights of Certificateholders

 Section 5.01. Distributions..............................................61
 Section 5.02. Compensating Interest......................................62
 Section 5.03. Statements.................................................62
 Section 5.04. Distribution Account.......................................66
 Section 5.05. Investment of Accounts.....................................66

                                   ARTICLE VI
                                The Certificates

 Section 6.01. The Certificates...........................................67
 Section 6.02. Registration of Transfer and Exchange of Certificates......68
 Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates..........72
 Section 6.04. Persons Deemed Owners......................................73
 Section 6.05. Appointment of Paying Agent................................73

                                  ARTICLE VII
                   The Seller, the Servicer and the Depositor

 Section 7.01. Liability of the Seller, the Servicer and the Depositor....74
 Section 7.02. Merger or Consolidation of, or Assumption of the
                Obligations of, the Seller, the Servicer or the
                Depositor.................................................74
 Section 7.03. Limitation on Liability of the Servicer and Others.........74
 Section 7.04. Servicer Not to Resign.....................................75
 Section 7.05. Delegation of Duties.......................................75
 Section 7.06. Indemnification of the Trust by the Servicer...............75

                                  ARTICLE VIII
                                    Default

 Section 8.01. Events of Default..........................................76
 Section 8.02. Trustee to Act; Appointment of Successor...................78
 Section 8.03. Waiver of Defaults.........................................79
 Section 8.04. Notification to Certificateholders.........................79

                                   ARTICLE IX
                                  The Trustee

 Section 9.01. Duties of Trustee..........................................79
 Section 9.02. Certain Matters Affecting the Trustee......................81
 Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans......85
 Section 9.04. Trustee May Own Certificates...............................86
 Section 9.05. Servicer to Pay Trustee Fees and Expenses..................86
 Section 9.06. Eligibility Requirements for Trustee.......................87
 Section 9.07. Resignation or Removal of Trustee..........................87
 Section 9.08. Successor Trustee..........................................88
 Section 9.09. Merger or Consolidation of Trustee.........................88
 Section 9.10. Appointment of Co-Trustee or Separate Trustee..............88
 Section 9.11. Limitation of Liability....................................89
 Section 9.12. Trustee May Enforce Claims Without Possession of
                Certificates; Inspection..................................90
 Section 9.13. Suits for Enforcement......................................90

                                   ARTICLE X
                                  Termination

 Section 10.01. Termination...............................................90
 Section 10.02. Additional Termination Requirements.......................92

                                   ARTICLE XI
                            Miscellaneous Provisions

 Section 11.01. Amendment.................................................93
 Section 11.02. Recordation of Agreement..................................94
 Section 11.03. Limitation on Rights of Certificateholders................95
 Section 11.04. Governing Law.............................................95
 Section 11.05. Notices...................................................95
 Section 11.06. Severability of Provisions................................97
 Section 11.07. Assignment................................................97
 Section 11.08. Certificates Nonassessable and Fully Paid.................97
 Section 11.09. Third-Party Beneficiaries.................................97
 Section 11.10. Counterparts..............................................97
 Section 11.11. Effect of Headings and Table of Contents..................97

EXHIBIT A-1       FORM OF CLASS A-1 CERTIFICATE...........................A-1
EXHIBIT A-2       FORM OF CLASS A CERTIFICATE.............................A-1
EXHIBIT B  -      [RESERVED]..............................................B-1
EXHIBIT C  -      FORM OF CLASS R CERTIFICATE.............................C-1
EXHIBIT D  -      MORTGAGE LOAN SCHEDULE..................................D-1
EXHIBIT E  -      MONTHLY INFORMATION DELIVERED TO TRUSTEE................E-1
EXHIBIT F  -      FORM OF MORTGAGE NOTE...................................F-1
EXHIBIT G  -      FORM OF MORTGAGE........................................G-1
EXHIBIT H  -      TRANSFER AFFIDAVIT......................................H-1
EXHIBIT I  -      TRANSFEROR'S CERTIFICATE................................I-1
EXHIBIT J  -      FORM OF REQUEST FOR RELEASE.............................J-1
EXHIBIT K  -      FORM OF INVESTMENT LETTER...............................K-1
EXHIBIT L  -      SPECIMEN OF THE CERTIFICATE INSURANCE POLICY............L-1
EXHIBIT M  -      FORM OF OFFICER'S CERTIFICATE OF SERVICER...............M-1
EXHIBIT N  -      IDENTIFIED SUBSEQUENT MORTGAGE LOAN SCHEDULE............N-1
EXHIBIT O  -      FORM OF LIQUIDATION REPORT..............................O-1
EXHIBIT P  -      LIST OF SERVICING OFFICERS..............................P-1

         This Pooling and Servicing Agreement, dated as of September 1, 1998, among Bear Stearns Asset Backed Securities, Inc., as Depositor (the "Depositor"), Champion Mortgage Co., Inc., as Seller (the "Seller") and as Servicer (the "Servicer"), and Harris Trust and Savings Bank, as Trustee (the "Trustee").

                             PRELIMINARY STATEMENT

         The Depositor is the owner of the Trust that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee shall elect that the Trust be treated for federal income tax purposes as three separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1," "REMIC 2," and "REMIC 3", REMIC 3 also being referred to as the "Master REMIC" and each of REMIC 1 and REMIC 2 being referred to as "Subsidiary REMICs"). The Class A-1 and the Class A-2 Certificates represent ownership of all of the "regular interests" in REMIC 3. Each of the Class R1, R2, and R3 Certificates represents the sole class of "residual interest" in REMIC 1, REMIC 2, and REMIC 3, respectively, for purposes of the REMIC Provisions. There are also two classes of uncertificated REMIC 1 Regular
Interests issued under this Agreement (the Class T1-1, and Class T1-2 Interests), each of which will constitute regular interests in REMIC 1, four classes of uncertificated REMIC 2 Regular Interests (the Class T2-1, Class T2-2, Class T2-3, and Class T2-4 Interests), each of which will constitute regular interests in REMIC 2. The REMIC 1 Regular Interests will be held as assets of REMIC 2, the REMIC 2 Regular Interests will be held as assets of REMIC 3. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

         In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  Definitions

Section 1Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accounts: Collectively, the Collection Account and the Distribution Account.

          Accreted Interest: Accrued interest on the Class T2-1 Interests in an amount equal to 50% of the increase in the O/C Amount for the Mortgage Loans for the Distribution Date which is distributed as principal on the Class T2-2.

         Adjusted Weighted Average Net Rate: As to any Distribution Date, the percentage equivalent of a fraction, (1) the numerator of which is equal to (a) the weighted average of the monthly interest rates in respect of the Class T1-1 and Class T1-2 Interests (calculated by dividing their respective monthly entitlements to interest at the Weighted Average Net Rate by their respective principal balances), less (b) the sum of (i) the Servicing Fee payable on such Distribution Date, (ii) the Trustee Fee payable on such Distribution Date,
(iii) the Premium Amount payable on such Distribution Date and (iv) the Class Monthly Interest Distributable Amount of the Class A-2 Certificates and (2) the denominator of which is the Pool Principal Balance as of the first day of the related Due Period.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

          Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan.

          Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

          Available Funds: As to any Distribution Date, the sum of (A) the sum of all amounts described in clauses (i) through (vii) inclusive, of Section 3.02(b) received by the Servicer (including any amounts paid by the Servicer and the Seller and excluding (a) any amounts not required to be deposited in the Collection Account pursuant to Section 3.02(b) and (b) any amounts paid to the Servicer or withdrawn by the Servicer pursuant to Sections 3.03(ii), (iii),
(iv), (v), (vi) and (vii) in respect of the Mortgage Loans as of the related Determination Date) during the related Due Period and deposited into the Collection Account as of the Determination Date, (B) Insured Payments, if any, and (C) any Termination Price with respect to the Mortgage Loans deposited to the Distribution Account pursuant to Section 10.01(a). No amount included in this definition by virtue of being described by any component of the definition thereof shall be included twice by virtue of also being described by any other component or otherwise.

          Balloon Loans: Any Mortgage Loan that provided on the date of origination for scheduled monthly payment in level amounts substantially lower than the amount of the final scheduled payment.

          Base O/C Amount: With respect to any Distribution Date, an amount equal to the product of (x) the Base O/C Percentage and (y) the Cut-Off Date Pool --------------- Principal Balance.

          Base O/C Percentage: 1.75%.

          BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

          Book-Entry Certificate: Any Class A Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Illinois or New Jersey are required or authorized by law to be closed.

          Certificate: Any Class A or Class R Certificate.

          Certificate Index: The rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of any Interest Period relating to the Variable Rate Certificates (or the second LIBOR Business Day prior to the Closing Date, in the case of the first Distribution Date). "Telerate Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with the Servicer), the rate will be the Reference Bank Rate. On the second LIBOR Business Day immediately preceding each Distribution Date, the Trustee shall determine the Certificate Rate for the Interest Period commencing on such Distribution Date and inform the Servicer of such rate.

          Certificate Insurance Policy: The financial guaranty insurance policy (No. 27650) with respect to the Class A Certificates dated the Closing Date, issued by the Certificate Insurer to the Trustee for the benefit of the Holders of each Class of Class A Certificates, a copy of which is attached hereto as Exhibit L.

          Certificate Insurer: MBIA Insurance Corporation, a New York domiciled insurance company and any successor thereto.

          Certificate Insurer Default: Any failure of the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms.

          Certificate Owner: The Person who is the beneficial owner of a Book-Entry Certificate.

          Certificate Rate: With respect to the Class A-1 Certificates, the lesser of (A) the Class A-1 Formula Rate and (B) the Net Funds Cap for such Distribution Date. With respect to the Class A-2 Certificates, 8.12% per annum. On any Distribution Date on which the O/C Amount exceeds the Class A-1 Principal Balance, the Certificate Rate on the Class A-1 Certificates may not exceed twice the weighted average net rates on the Mortgage Loans (adjusted to account for any Class Interest Distribution due on the Class A-2 Certificates).

          Certificate   Register  and  Certificate   Registrar:   The  register
maintained and the registrar appointed pursuant to Section 6.02.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement,
(x) any Class A Certificate registered in the name of the Depositor or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of the Depositor and (y) any Class A Certificate for which the Depositor or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of the Depositor is the Certificate Owner or Holder shall be deemed not to be outstanding (unless to the actual knowledge of a Responsible Officer of the Trustee (i) the Depositor or such Affiliate is acting as trustee or nominee for a Person who is not an Affiliate of the Depositor and who makes the voting decision with respect to such Class A Certificates or (ii) the Depositor or such Affiliate is the Certificate Owner or Holder of all the Class A Certificates, but only with respect to the Class as to which the Depositor or such Affiliate owns all the Certificates) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained.

          Champion: Champion Mortgage Co., Inc., a New Jersey corporation, or any successor thereto.

          Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Civil Relief Act Interest Shortfall: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Due Period is less than
(ii) one month's interest on the Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Civil Relief Act.

          Class: With respect to each of Class A-1 and Class A-2, all of the Certificates of such Class.

          Class A Certificate: Any certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit A and designated as a Class A-1 or Class A-2 Certificate pursuant to Section 6.01.

          Class A Certificateholder: A Holder of a Class A Certificate.

          Class A-1 Guaranteed Principal Distribution Amount: With respect to any Distribution Date, the excess, if any, of (i) the Class A-1 Principal Balance as of such Distribution Date (after taking into account distributions (excluding Insured Payments) allocable to principal on such Distribution Date pursuant to Section 5.01) over (ii) the Pool Principal Balance as of the end of the related Due Period; provided that on the Final Scheduled Distribution Date, the Class A-1 Guaranteed Principal Distribution Amount shall equal the amount referred to in clause (i) of this definition as of such Distribution Date.

          Class A-1 Certificate: Any Certificate executed and authenticated by the Trustee and substantially in the form attached hereto as Exhibit A-1 and designated as a Class A-1 Certificate pursuant to Section 6.01.

          Class A-1 Formula Rate: As to any Distribution Date which occurs on or prior to the date on which the Pool Principal Balance is less than 5% of the Cut-Off Date Pool Principal Balance, the Certificate Index plus 0.31% per annum, and for every Distribution Date thereafter, the Certificate Index plus 0.62% per annum.

          Class A-1 Monthly Principal Distributable Amount: With respect to any Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period: (i) that portion of all Monthly Payments allocable to principal on Mortgage Loans, including all full and partial principal prepayments received during the related Due Period, (ii) the Principal Balance of all Mortgage Loans that became Liquidated Mortgage Loans during the related Due Period, (iii) the portion of the Purchase Price allocable to principal of all Defective Mortgage Loans the repurchase obligation for which arose during the related Due Period to the extent received by the Servicer, (iv) any Substitution Adjustments for Mortgage Loans, deposited to the Distribution Account pursuant to Section 2.06 on or prior to the related Determination Date and not previously distributed, and (v) the Distributable Excess Spread, if any.

          Class A-1 Principal Balance: As of any date of determination, the Original Class A-1 Certificate Principal Balance reduced by the sum of all amounts previously distributed to the Class A-1 Certificateholders in respect of principal on all previous Distribution Dates.

          Class A-1 Principal Distribution: With respect to any Distribution Date (other than the Final Scheduled Distribution Date), the excess of (A) the sum of the Class A-1 Monthly Principal Distributable Amount for such Distribution Date and any Class A-1 Principal Shortfall Amount over (B) the related O/C Reduction Amount for such Distribution Date; provided, however, that the Class A-1 Principal Distribution shall not exceed the Class A-1 Principal Balance. The "Class A-1 Principal Distribution" on the Final Scheduled Distribution Date for the Class A-1 Certificates will equal the Class A-1 Principal Balance as of such Distribution Date.

          Class A-1 Principal Shortfall Amount: With respect to any Distribution Date, the amount, if any, by which the Class A-1 Principal Balance, after giving effect to all distributions of the Class A-1 Monthly Principal Distributable Amount (exclusive of Distributable Excess Spread) and any draws under the Certificate Insurance Policy for such Distribution Date, exceeds the Pool Principal Balance as of the end of the related Due Period.

          Class A-2 Certificate: Any Certificate executed and authenticated by the Trustee and substantially in the form attached hereto as Exhibit A-2 and designated as a Class A-2 Certificate pursuant to Section 6.01.

          Class Interest Carryover Shortfall: With respect to any Class of Class A Certificates and any Distribution Date, the amount by which the Class Interest Distribution for such Class for the prior Distribution Date exceeded the amount of interest actually distributed on such prior Distribution Date.

          Class Interest Distribution: With respect to any Distribution Date and each Class of Class A Certificates, the sum of (i) the applicable Class Monthly Interest Distributable Amount for such Class on such Distribution Date and (ii) the applicable Outstanding Class Interest Carryover Shortfall for such Class on such Distribution Date.

          Class Monthly Interest Distributable Amount: As to any Distribution Date and Class of Class A Certificates, interest accrued during the related Interest Period at the applicable Certificate Rate on the related Class A-1 Principal Balance or Notional Principal Balance, as applicable, immediately prior to such Distribution Date.

          Class R Certificate: The Class R Certificate executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-1 and evidencing the ownership of the Class R-1 Interest, the Class R-2 Interest, and the Class R-3 Interest.

          Class R Certificateholder: The Holder of a Class R Certificate.

          Class R-1 Interest: The uncertificated Residual Interest in REMIC 1.

          Class R-2 Interest: The uncertificated Residual Interest in REMIC 2.

          Class R-3 Interest: The uncertificated Residual Interest in REMIC 3.

          Class T1-1 Interest: A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance equal to $279,034,624.10 and bears interest at a per annum rate equal to the Weighted Average Net Rate.

          Class T1-2 Interest: A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance equal to $21,000,000, bears interest at a per annum rate equal to the Weighted Average Net Rate.

         Class T2-1 Interest: A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to the sum of (i) 50% of the Cut-Off Date Pool Principal Balance and (ii) 50% of the initial O/C Amount, bears interest at a per annum rate equal to Adjusted Weighted Average Net Rate.

         Class T2-2 Interest: A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to 25% of the Cut-off Date Pool Principal Balance less 50% of the initial O/C Amount, bears interest at a per annum rate equal to the Adjusted Weighted Average Net Rate.

         Class T2-3 Interest: A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to 25% of the Cut-off Date Pool Principal Balance, bears interest at a per annum rate equal to the Adjusted Weighted Average Net Rate.

         Class T2-4 Interest: A regular interest in REMIC 2 held as an asset of REMIC 3 that is entitled to interest at a rate of 8.12% on its notional balance. The Class T2-4 Interest shall have a notional balance equal to the principal balance of the Class T1-2 Interests for such date for the first 36 Distribution Dates, and a notional balance of zero for all Distribution Dates after the 36th Distribution Date. The Class T2-4 Interest will be treated as no longer outstanding after the 36th Distribution Date.

         Class A-1 Interest: A regular interest in REMIC 3 that has an initial principal balance of $300,034,000 and will bear interest at a rate equal to the least of (a) the London interbank offered rate for one-month U.S. dollar deposits plus a Pass-Through Margin of 0.31% and (b) the Net Funds Cap.

         Class A-2 Interest A regular interest in REMIC 3 that shall have a notional principal balance equal as of any date to the notional principal balance of the Class T2-4 Interests for such date and is entitled to 100% of the interest accruals on the Class T2-4 Interest. The Class A-2 Interest will be treated as no longer outstanding after the 36th Distribution Date.

         Closing Date:  September 30, 1998.

          Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

          Collection Account: The custodial account or accounts created and maintained pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

         Combined Loan-to-Value Ratio or CLTV: With respect to any Mortgage Loan, the sum of the original principal balance of such Mortgage Loan and the outstanding principal balance of the First Lien, if any, as of the date of origination of the Mortgage Loan, divided by the Appraised Value.

          Compensating Interest: As to any Distribution Date, the amount calculated pursuant to Section 5.02.

          Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at 311 West Monroe Street, Chicago, Illinois 60606, Attention: Indenture Trust Administration.

         Corresponding Classes of Certificates: With respect to each Subsidiary REMIC Regular Interest, any Class of Certificates appearing opposite such Subsidiary REMIC Regular Interest in Section 2.08.

         Curtailment: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency or to be applied for subsequent Monthly Payments as and when the same come due pursuant to directions from the Mortgagor to such effect.

         Cut-Off Date: September 1, 1998.

         Cut-Off Date Pool Principal Balance:  $300,034,624.10.

         Cut-Off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan pursuant to Section 2.02 or 2.04).

          Defective Mortgage Loan: Any Mortgage Loan subject to repurchase or substitution by the Seller pursuant to Section 2.02 or 2.04.

         Definitive Certificates:  As defined in Section 6.02(c).

          Delinquency Amount: The product of the Delinquency Percentage and the Pool Principal Balance.

         Delinquency Percentage: Means the rolling three month average of the percentage equivalent of a fraction, the numerator of which is (x) the sum of the aggregate principal balances of all mortgage loans which are (i) 90 or more days delinquent, (ii) mortgage loans in bankruptcy and 90 or more days delinquent under the note, (iii) mortgage loans in foreclosure plus (iv) mortgage loans relating to REO Properties and the denominator of which is (y) the Pool Principal Balance.

          Depositor: Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, or any successor thereto.

         Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of Class A-1 and Class A-2 Certificates evidencing $300,000,000 in initial principal amount and $21,000,000 in initial notional principal balance, respectively, of such Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the UCC of the State of New York.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: With respect to any Distribution Date, the eighteenth day of the month in which such Distribution Date occurs (or if such day is not a Business Day, the Business Day immediately succeeding such eighteenth day).

         Distributable Excess Spread: As to any Distribution Date, the lesser of (i) the Excess Spread for such Distribution Date and (ii) the excess, if any, of the Specified O/C Amount for such Distribution Date over the O/C Amount on such date.

          Distribution Account: The account established by the Trustee pursuant to Section 5.04. The Distribution Account shall be an Eligible Account.

          Distribution Date: The twenty-fifth day of each month or, if such day is not a Business Day, then the next Business Day, beginning in October 1998.

          Due Date: As to any Mortgage Loan, the day of the month on which the Monthly Payment is due from the Mortgagor.

          Due Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         Eligible Account: A segregated account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies and whose accounts are fully insured by either the SAIF or the BIF of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of "A2" by Moody's and "A" by Standard & Poor's, and which is any of (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and good standing under the federal banking laws,
(D) a  principal  subsidiary  of a bank  holding  company,  and in each case of
(A)-(D) above, approved in writing by the Certificate Insurer; (ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iii) otherwise acceptable to each Rating Agency and the Certificate Insurer as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of the then current ratings of the Certificates.

          Eligible Investments: One or more of the following (excluding any callable investments purchased at a premium):

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

               (ii)  repurchase  agreements on obligations  specified in clause
          (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by a Rating Agency in its highest short-term rating category (which is "A-1+" for Standard & Poor's and "P-1" for Moody's);

               (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by a Rating Agency in its highest unsecured short-term debt rating category;

               (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition have been rated by Standard & Poor's or Moody's in their highest short-term rating categories;

               (v) short term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's or Moody's in their respective highest rating category of long term unsecured debt;

               (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has a rating of "Aaa" by Moody's or either "AAAm" or "AAAm-G" by Standard & Poor's; and

               (vii) other obligations or securities that are acceptable to each Rating Agency and the Certificate Insurer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Certificates, as evidenced by a letter to such effect from such Rating Agency and the Certificate Insurer and with respect to which the Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

         Eligible Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of and not more than 5% less than the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust;
(iv) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.04 (deemed to be made as of the date of substitution); (vi) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; and
(vii) be of the same type of Mortgaged Property as the Defective Mortgage Loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Certificate Insurer.

         Event of Default:  As defined in Section 8.01.

         Excess O/C Amount:  As to any  Distribution  Date, the amount by which
(i) the O/C Amount for such Distribution Date exceeds (ii) the Specified O/C Amount for such Distribution Date.

         Excess Spread: With respect to any Distribution Date, the excess, if any, of (x) Available Funds for such Distribution Date over (y) the aggregate of the amounts required to be distributed pursuant to Section 5.01(a)(1)-(4), on such Distribution Date.

          FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation.

          Final Scheduled Distribution Date: The Distribution Date in September 2028.

          First Lien: With respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

          Fiscal Agent: As defined in the Policy.

          Fixed Rate Certificates: The Class A-2 Certificates.

          FNMA: The Federal National Mortgage Association.

          Foreclosure Profits: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

          Insolvency Event: As defined in the Policy.

          Insurance Agreement: The Insurance and Reimbursement Agreement dated as of September 1, 1998 among the Depositor, Key Bank USA, the Seller, the Servicer, the Trustee and the Certificate Insurer, including any amendments and supplements thereto.

          Insurance Proceeds: Proceeds paid by any insurer (other than the Certificate Insurer) pursuant to any insurance policy covering a Mortgage Loan or Mortgaged Property, or amounts required to be paid by the Servicer pursuant to Section 3.05, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

          Insured Payment: With respect to any Distribution Date, an amount equal to the sum of (a) the amount, if any, by which the aggregate of the Class Interest Distributions with respect to the Class A Certificates for such Distribution Date exceeds the amount on deposit in the Distribution Account available to be distributed therefor on such Distribution Date pursuant to
Section 5.01 and (b) (i) if such Distribution Date is not the Final Scheduled Distribution Date, the Class A-1 Guaranteed Principal Distribution Amount on such Distribution Date or (ii) if such Distribution Date is the Final Scheduled Distribution Date, the Class A-1 Principal Balance (taking into account distributions allocable to principal on such Distribution Date pursuant to
Section 5.01(a)).

          Interest Period: With respect to any Distribution Date and (i) the Fixed Rate Certificates, the period from the first day of the calendar month preceding the month of such Distribution Date through the last day of such calendar month and (ii) the Variable Rate Certificates, the period from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) through the day before such Distribution Date.

          Interest Rate: With respect to each Subsidiary REMIC Interest, the applicable rate set forth or calculated in the manner described in Section 2.08.

          Key Bank USA: Key Bank USA, National Association, a national banking association.

          Latest  Possible  Maturity Date: The  Distribution  Date in September
2031.

          LIBOR  Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York, the State of Illinois or in the city of London, England are required or authorized by law to be closed.

          Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Due Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

          Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Certificate Insurance Policy) received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise (including rental income).

          Liquidation Report: With respect to each Liquidated Mortgage Loan, the report prepared by the Servicer in the form attached hereto as Exhibit O.

          Loan Rate: With respect to any Mortgage Loan as of any day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance.

          Majority Certificateholder: The Holder or Holders of the Class A Certificates evidencing Voting Rights in excess of 51% in the aggregate.

          Monthly Advance: An advance made by the Servicer pursuant to Section 3.16.

          Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan.

          Moody's:   Moody's  Investors  Service,  Inc.  or  its  successor  in interest.

          Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

          Mortgage  File:  The  mortgage   documents  listed  in  Section  2.01
pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loans: The mortgage loans that are transferred and assigned to the Trustee on behalf of the Trust pursuant to Sections 2.01, 2.06 and 2.14, together with the Related Documents, exclusive of Mortgage Loans that are transferred to the Seller, from time to time pursuant to Sections 2.02 and 2.06, as from time to time are held as a part of the Trust, such mortgage loans originally so held being identified in the Mortgage Loan Schedule delivered on the Closing Date.

          Mortgage Loan Schedule: With respect to any date, the schedule of Mortgage Loans constituting assets of the Trust. The Mortgage Loan Schedule is the schedule set forth herein as Exhibit D, which schedule sets forth as to each Mortgage Loan: (i) the Cut-Off Date Principal Balance, (ii) the account number, (iii) the original principal amount, (iv) the CLTV as of the date of the origination of the related Mortgage Loan, (v) the Due Date, (vi) the Loan Rate as of the Cut-Off Date, (vii) the first date on which a Monthly Payment is or was due under the Mortgage Note, (viii) the original stated maturity date of the Mortgage Note and if the Mortgage Loan is a Balloon Loan, the amortization terms, (ix) the remaining number of months to maturity as of the Cut-Off Date,
(x) the state in which the related Mortgaged Property is situated, (xi) the type of property and (xii) the lien status. The Mortgage Loan Schedule will be amended from time to time to reflect the substitution of an Eligible Substitute Mortgage Loan for a Defective Mortgage Loan from time to time hereunder.

          Mortgage Note: With respect to a Mortgage Loan, the note pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

          Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

          Mortgagor: The obligor or obligors under a Mortgage Note.

          Net Funds Cap: With respect to a Distribution Date, the percentage equivalent of (A) a fraction, (1) the numerator of which is equal to (a) all payments of interest due on the Mortgage Loans during the related Due Period, less (b) the sum of (i) the Servicing Fee payable on such Distribution Date,
(ii) the Trustee Fee payable on such Distribution Date, (iii) the Premium Amount payable on such Distribution Date and (iv) the Class Monthly Interest Distributable Amount of the Class A-2 Certificates and (2) the denominator of which is the Class A-1 Principal Balance as of the first day of the related Due Period, times (B) a fraction, the numerator of which is one and the denominator of which is the actual number of days in the Interest Period for the Class A-1 Certificates, times (C) 360. Notwithstanding the foregoing, on any Distribution Date on which the O/C Amount exceeds the Class A-1 Principal Balance, the Net Funds Cap may not exceed the product of (A) two and (B) the Adjusted Weighted Average Net Rate and (C) a fraction, the numerator of which is thirty and the denominator of which is the actual number of days in the Interest Period for the Class A-1 Certificates. This limitation will apply on any Distribution Date during which the O/C Amount exceeds the Class A-1 Principal Balance. For purposes of the REMIC Provisions the Net Funds Cap shall equal (a) the product of (x) two and (y) a fraction, the numerator of which is the product of the Adjusted Weighted Average Net Rate and the principal balance of the Class T2-3 Interest immediately prior to such Distribution Date and the denominator of which is the sum of the principal balances of the Class T2-2 and Class T2-3 Interest immediately prior to such Distribution Date.

          Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of unreimbursed Servicing Fees, Servicing Advances and Monthly Advances with respect thereto.

          Net Loan Rate: With respect to any Mortgage Loan as to any day, the Loan Rate less the Servicing Fee Rate.

          Nonrecoverable Advances: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed pursuant to Section 3.03(ii) or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in either case, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Seller and the Trustee no later than three Business Days following such determination, would not be ultimately recoverable pursuant to Sections 3.03(ii) or 3.03(vii).

          Notional  Principal  Balance:  With  respect  to each of the first 36
Distribution Dates and the Class A-2 Certificates, an amount equal to the lesser of (a) the Pool Principal Balance as of the first day of the related Due Period and (b) $21,000,000, and with respect to each Distribution Date thereafter, zero.

          O/C Amount: As to any Distribution Date, the excess, if any, of (a) the Pool Principal Balance as of the close of business on the last day of the related Due Period over (b) the Class A-1 Principal Balance (after giving effect to amounts available in respect of the Class A-1 Monthly Principal Distributable Amount and Class A-1 Principal Shortfall Amount, if any, for such Distribution Date).

          O/C Reduction Amount: As to any Distribution Date, an amount equal to the lesser of (i) the Excess O/C Amount for such Distribution Date and (ii) the Principal Remittance Amount for such Distribution Date.

          Officer's Certificate: A certificate signed by the President, an Executive Vice President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, the Treasurer, Assistant Treasurer, Assistant Secretary, Controller or Assistant Controller of the Servicer and delivered to the Trustee.

          Opinion of Counsel: A written opinion of counsel reasonably acceptable to the Trustee, who may be in-house counsel for the Servicer or its Affiliate or the Depositor (except that any opinion relating to the qualification of the Trust as a REMIC or compliance with the REMIC Provisions must be an opinion of independent outside counsel) and who, in the case of opinions delivered to each of the Certificate Insurer and the Rating Agency, is reasonably acceptable to each of them.

          Original Class A-1 Certificate Principal Balance: $300,000,000.

          Outstanding Class Interest Carryover Shortfall: With respect to any Class of Class A Certificates and any Distribution Date, the amount of Class Interest Carryover Shortfall for such Distribution Date plus one month's interest thereon, at the related Certificate Rate, to the extent permitted by law.

          Ownership Interest: As to any Certificate or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          Paying Agent: Any paying agent appointed pursuant to Section 6.05.

          Percentage Interest: As to any Class A Certificate, the percentage obtained by dividing the principal or notional denomination, as applicable, of such Certificate by the aggregate of the principal or notional denominations, as applicable, of all Class A Certificates of the same Class. As to any Class R Certificate, the portion of the Class evidenced thereby as stated on the face thereof, which shall be either 99.999999% or, but only with respect to the Tax Matters Person Residual Interest held by the Tax Matters Person, 0.000001%.

          Permitted Transferee: Any Person other than (i) the United States, any State or any political subdivision thereof or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code section
521) on any excess inclusions (as defined in Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in or under the laws of the United States, any State thereof, or the District of Columbia (unless otherwise provided in Treasury Regulations) or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust and (vi) an "electing large partnership" within the meaning of Section 775 of the Code, (vii) any other Person so designated by the Trustee based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

          Person:  Any  individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

          Pool Principal Balance: With respect to any date, the aggregate of the Principal Balances of all Mortgage Loans as of such date.

          Premium Amount: The premium payable to the Certificate Insurer pursuant to Section 2.03 of the Insurance Agreement.

          Premium Percentage: As defined in the Insurance Agreement.

          Prepayment Assumption: A conditional rate of prepayment equal to 4% per annum in the first month of the life of the Mortgage Loans and approximately an additional 1.45% (precisely 16/11) (expressed as a percentage per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a conditional prepayment rate of 20% per annum each month is assumed.

          Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment in full an amount equal to the excess, if any, of (i) 30 days' interest on the Principal Balance of such Mortgage Loan at the Net Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

          Principal Balance: As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-Off Date Principal Balance, minus all collections credited against the Principal Balance of any such Mortgage Loan. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

          Principal Remittance Amount: With respect to any Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period: (i) that portion of all Monthly Payments allocable to principal on Mortgage Loans, including all full and partial principal prepayments received during the related Due Period, (ii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Due Period, (iii) the portion of the Purchase Price allocable to principal of all Defective Mortgage Loans that were repurchased during the related Due Period and (iv) any Substitution Adjustments for Mortgage Loans, deposited to the Distribution Account pursuant to Section 2.06 on or prior to the related Determination Date and not previously distributed.

          Prospectus: The base prospectus of the Depositor dated September 24, 1998.

          Prospectus Supplement: The prospectus supplement dated September 24, 1998, relating to the offering of the Class A Certificates.

          Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of September 1, 1998, between the Seller, as seller, and the Depositor, as purchaser, with respect to the Mortgage Loans.

          Purchase Price: As to any Mortgage Loan repurchased on any date pursuant to Section 2.02, 2.04 or 3.20 an amount equal to the sum of (i) the unpaid Principal Balance thereof, (ii) the greater of (a) all unpaid accrued interest thereon to the end of the Due Period preceding the Distribution Date on which such Purchase Price is included in Available Funds and (b) 30 days' interest thereon, computed at the applicable Loan Rate; provided, however, that if at the time of repurchase the Seller is the Servicer, the amount described in clause (ii) shall be computed at a rate equal to the Net Loan Rate, (iii)
(x) if the Servicer is not the Seller, any unreimbursed Servicing Advances with respect to such Mortgage Loan and (y) expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation and (iv) the amount of any penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses incurred by or imposed on the Depositor, the Trustee or the Trust or with respect to which any of them are liable arising from a breach by the Seller of its representations and warranties in Section 2.04.

          Purchaser: The Depositor in its capacity as purchaser under the Purchase Agreement.

          Rating  Agency:   Any  statistical   credit  rating  agency,  or  its
successor, that rated the Class A Certificates at the request of the Depositor at the time of the initial issuance of the Certificates.

If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "A-1+" or better in the case of Standard & Poor's and "P-1" or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

          Realized REMIC Losses: With respect to each Mortgage Loan (or REO Property) which has been converted to a Liquidated Mortgage Loan, an amount (not less than zero) equal to (i) the Principal Balance of the Mortgage Loan (or REO Property) as of the such date, plus (ii) interest at the Loan Rate from the Due Date as to which interest was last paid or advanced to the Certificateholder up to the last day of the month in which such Mortgage Loan (or REO Property) has been converted to a Liquidated Mortgage Loan on the Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Mortgage Loan (or REO Property) has been converted to a Liquidated Mortgage Loan, to the extent applied as recoveries of interest at the Loan Rate and to principal of the Mortgage Loan.

          Record Date: With respect to (i) the Fixed Rate Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs and (ii) the Variable Rate Certificates, the Business Day immediately preceding such Distribution Date; provided, however, that if any Variable Rate Certificate becomes a Definitive Certificate, the record date for such Variable Rate Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

          Reference Bank Rate: As to any Interest Period relating to the Variable Rate Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Class A-1 Principal Balance of the Variable Rate Certificates; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the Class A-1 Principal Balance of the Variable Rate Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

          Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Trustee after consultation with the Servicer.

          Regular Certificates: The Class A Certificates.

          Related Documents: As defined in Section 2.01.

          Released Mortgaged Property Proceeds: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law, mortgage servicing standards the Servicer would use in servicing mortgage loans for its own account and the Pooling and Servicing Agreement.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.10.

          REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Property: A Mortgaged Property that is acquired by the Trustee in foreclosure or by deed in lieu of foreclosure.

          Residential Dwelling: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

          Responsible Officer: When used with respect to the Trustee, any officer of the Trustee within the Corporate Trust Office of the Trustee including any vice president or assistant vice president, assistant treasurer, assistant secretary or, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or Servicer, the President or any Vice President, Assistant Vice President, Treasurer of Assistant Treasurer or any Secretary or Assistant Secretary.

         SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989 or, if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

          Seller: Champion, as seller under the Purchase Agreement.

          Servicer: Champion as servicer, or any successor hereunder.

          Servicing Advances:  All reasonable and customary  unanticipated "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Sections 3.04, 3.07 or 3.19 and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.17, all of which reasonable and customary unanticipated out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Sections 3.03(ii) and 3.03(vii) and 3.07.

          Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer.

          Servicing Fee: As to each Distribution Date and each Mortgage Loan, the monthly fee payable to the Servicer, which subject to Section 5.02 is calculated as an amount equal to the product of the Servicing Fee Rate and the Principal Balance thereof at the beginning of the related Due Period.

          Servicing Fee Rate: 0.40% per annum (or if Champion is no longer the Servicer, 0.50% per annum).

          Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee (with a copy to the Certificate Insurer) by the Servicer, as such list may be amended from time to time, initially set forth in Exhibit P hereto.

          Specified O/C Amount: With respect to any Distribution Date prior to the Step Down Date the greater of (i) the Base O/C Amount and (ii) the Delinquency Amount and, with respect to any Distribution Date occurring on or after the Step Down Date, the greatest of:

               (i) two times the product of the Base O/C Percentage and the Pool Principal Balance as of the close of business on the last day of the related Due Period;

               (ii) the Delinquency Amount;

               (iii) the product of (x) .50% and (y) the Cut-Off Date Pool Principal Balance; and

               (iv) three times the Principal Balance of the largest Mortgage Loan as of the end of the related Due Period.

          Standard & Poor's: Standard & Poor's Ratings Service, or its successor in interest.

          Start-up Day: The day designated as such pursuant to Section 2.09.

          Step Down Date: The later to occur of (A) the first Distribution Date on which the Pool Principal Balance is less than the product of (x) 50% and the Cut-Off Date Pool Principal Balance and (B) the thirtieth Distribution Date.

          Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section 3.01(b) in respect of the qualification of a Subservicer.

          Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 3.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee and the Certificate Insurer.

          Subsidiary REMIC: As described in Section 2.08.

          Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.06, the sum of (a) the excess of (i) the aggregate Principal Balances of all Defective Mortgage Loans to be replaced by Eligible Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Eligible Substitute Mortgage Loans as of the date of substitution) over (ii) the Principal Balance of such Eligible Substitute Mortgage Loans and (b) the greater of (x) accrued and unpaid interest (accruing at the Loan Rate for such Defective Mortgage Loan)on such excess through the Due Period relating to the Distribution Date for which such Substitution Adjustment will be included as part of Available Funds and (y) 30 days' interest on such excess calculated on a 360-day year in each case at the Loan Rate (or Net Loan Rate if the Seller is the Servicer) and (c) if the Servicer is not the Seller, the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Mortgage Loan and (d) the amount referred to in clause (iv) of the definition of Purchase Price in respect of such Defective Mortgage Loan.

          Supplemental Mortgage Loan Schedule: As defined in Section 2.06(b).

          Support Agreement: The Agreement between the Depositor and Key Bank USA dated as of September 1, 1998, pursuant to which Key Bank USA ensures performance by the Servicer of the obligation to deposit certain amounts in the Collection Account pursuant to Section 4.04.

          Tax Matters Person: As defined in Section 2.12.

          Tax Matters Person Residual Interest: A 0.000001% interest in the Class R Certificates, which shall be issued to and held by the Trustee.

          Termination Price: As defined in Section 10.01(a).

          Transfer Date: The Closing Date.

          Trust: The trust created by this Agreement, the corpus of which consists of the Mortgage Loans, such assets as shall from time to time be deposited in the Collection Account and the Distribution Account in accordance with this Agreement, property that secured a Mortgage Loan and that has become REO Property, the Certificate Insurance Policy, certain hazard insurance policies maintained by the Mortgagors or the Servicer in respect of the Mortgage Loans and an assignment of the Depositor's rights under the Purchase Agreement and the Support Agreement and all proceeds of each of the foregoing.

          Trustee Fee: The fee owed to the Trustee pursuant to a letter agreement between the Servicer and the Trustee.

          Trustee Fee Rate: The per annum rate at which the Trustee Fee is calculated.

          UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          Variable Rate Certificates: The Class A-1 Certificates.

          Voting Rights: The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. At all times during the term of this Agreement, 98% of the Voting Rights shall be allocated among Holders of the Class A-1 Certificates and 2% of the Voting Rights shall be allocated among the Holders of the Class A-2 Certificates. Voting Rights allocated to a Class of Certificates shall be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. The Holders of the Class R Certificates shall have no Voting Rights.

          Weighted Average Net Rate: As to any Distribution Date will equal, the percentage equivalent of (A) a fraction, (1) the numerator of which is equal to (a) all payments of interest due on the Mortgage Loans during the related Due Period, less (b) the sum of (i) the Servicing Fee payable on such Distribution Date, (ii) the Trustee Fee payable on such Distribution Date, and
(iii) and the Premium Amount payable on such Distribution Date and (2) the denominator of which is the Pool Principal Balance as of the first day of the related Due Period, times (B) a fraction, the numerator of which is one and the denominator of which is the actual number of days in the Interest Period for the Class A-1 Certificates, times (C) 360.

          Section 1.02. Interest Calculations. All calculations of interest that are made in respect of the Principal Balance of a simple interest Mortgage Loan shall be made on the basis of a 365-day year and the actual number of days elapsed. All calculations of interest that are made in respect of the Principal Balance of an actuarial Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months. The Certificate Rate for the Variable Rate Certificates shall be calculated on the basis of a 360-day year and the actual number of days elapsed. The Certificate Rate for the Fixed Rate Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The calculation of the Servicing Fee and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                  ARTICLE II

                         Conveyance of Mortgage Loans;
                       Original Issuance of Certificates;
                                 Tax Treatment

          Section 2.01. Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, sell, set over and otherwise convey to the Trust without recourse (subject to Sections 2.02 and 2.04)(i) all of its right, title and interest in and to each Mortgage Loan, including the Cut-Off Date Principal Balance, and all collections in respect of interest and principal received after the Cut-Off Date; (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) the rights of the Depositor under the Support Agreement; (v) the Collection Account and the Distribution Account; (vi) all proceeds of any of the foregoing; and (vii) the Depositor's rights under the Purchase Agreement, including, without limitation, the representations and warranties of the Seller thereunder together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Purchase Agreement. In addition, on or prior to the Closing Date, the Depositor shall cause the Certificate Insurer to deliver the Certificate Insurance Policy to the Trustee.

          In connection with such transfer, assignment and conveyance by the Depositor, the Seller shall deliver to the Trustee, on or before the Transfer Date, the following documents or instruments with respect to each Mortgage Loan (the "Related Documents") and the Mortgage Loan Schedule in computer readable format:

               (i) the original Mortgage Note, endorsed in blank, with all intervening endorsements showing a complete chain of title from the originator of such Mortgage Loan to the Seller;

               (ii) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Trustee a certified true copy of such original Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original recorded Mortgage to the Trustee promptly upon receipt of the original recorded Mortgage;

               (iii) the original Assignment of Mortgage, from the Seller to "Harris Trust and Savings Bank, as Trustee for Champion Home Equity Loan Trust 1998-1", which assignment shall be in form and substance acceptable for recording;

               (iv) the original attorney's opinion of title or the original policy of title insurance, provided that if any such original policy of title insurance has not yet been received by the Seller, the Seller may have delivered to the Trustee a copy of such policy or a title insurance binder or commitment for the issuance of such policy;

               (v) originals of all intervening assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the originator to the Seller, provided that if any such original intervening assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller may have delivered to the Trustee a certified true copy of such original assignment of Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original assignment of Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered any such original assignments to the Trustee promptly upon receipt thereof; and

               (vi) originals of all assumption and modification agreements, if any.

          The Seller hereby confirms to the Trustee that it has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trustee and constitute part of the Trust in accordance with the terms of the trust created hereunder.

          Within 30 days of the Closing Date, the Seller, at its expense, shall send or cause to be sent for recording the Assignments of Mortgage in favor of the Trustee in the appropriate real property or other records (which may be a blanket assignment if permitted by applicable law), except as to those non-recordation states referred to in the third succeeding sentence. The Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller, at its own expense, shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. With respect to any non-recordation state, the Seller may provide to the Trustee and the Certificate Insurer (and to each Rating Agency, in the case of any state in which 10% or more by Principal Balance as of the Cut-Off Date of the Mortgaged Properties are located), an opinion of counsel in a form reasonably acceptable to the Trustee and the Certificate Insurer (and, where applicable, to each Rating Agency), to the effect that, as to any Mortgage Loan with respect to which the related Mortgaged Property is located in such state, recordation of an Assignment of Mortgage in such state is not necessary to transfer title to the related Mortgage Note to the Trust or to pledge to the Trustee the issuer's rights under such Mortgage Note in respect of which the Mortgaged Property is located in such state; provided, however, if the Servicer is terminated pursuant to Section 8.01, any Assignments of Mortgage that have not been previously recorded in favor of the Trustee shall be submitted for recordation at the expense of the Seller within 30 days of such termination. Any failure of the Seller to comply with this Section shall result in the obligation of the Seller to purchase such Mortgage Loans pursuant to the provisions of Section
2.02 or substitute for the related Mortgage Loans pursuant to the provisions of
Section 2.06.

          (b) The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust or the Seller to the Trust, as applicable of all its right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Depositor or Seller, as applicable, hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Mortgage Loans and other property described above; and this Agreement shall constitute a security agreement under applicable law.

          The Seller agrees to prepare, execute and file UCC-1 financing statements with the Secretary of State in the States of New Jersey and New York (which shall have been delivered for filing on or before the Closing Date with respect to the Mortgage Loans) describing the applicable Mortgage Loans and naming the Seller as debtor and, with respect to the Mortgage Loans, the Purchaser (and indicating that such loans have been assigned to the Trustee) and the Trustee, as secured party and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Trustee's interest in each Mortgage Loan and the proceeds thereof.

          The Seller, the Depositor, the Servicer and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

          (c) The Trustee agrees to execute and deliver on the Closing Date an acknowledgment of receipt of, for each Mortgage Loan, the items required to be delivered by the Seller pursuant to Section 2.01(a) (i) through (vi). The Trustee agrees, for the benefit of Certificateholders, within 30 days after execution and delivery of this Agreement, to review the Mortgage Files to ascertain that all required documents set forth in paragraphs (i) - (vi) of
Section 2.01(a) have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule and that the Mortgage Notes have been endorsed as set forth in Section 2.01(a), and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 30-day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee shall promptly upon the conclusion of such review notify the Seller, the Depositor and the Certificate Insurer, and the Seller shall have a period of 90 days after such notice within which to correct or cure any such defect; provided, however, that if such defect shall not have been corrected or cured within such 90-day period due primarily to the failure of the related office of real property or other records to return any document constituting a part of a Mortgage File, the Seller shall so notify the Trustee in writing and the period during which such defect may be corrected or cured shall be extended until such time as any such documents are returned from such related office (in no event, however, will such period extend beyond one (1) year from the date of discovery of such defect); provided that prior to any such extension the Seller shall deliver to the Trustee a true copy of such document certified by the Seller to be a true and correct copy, the original of which has been transmitted for recordation.

          The Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

          Section 2.02 Acceptance by Trustee. The Trustee hereby acknowledges its receipt of the Certificate Insurance Policy and the sale and assignment of the Mortgage Loans, and, subject to the review and period for delivery provided for in Section 2.01, the Mortgage Files, and declares that the Trustee will hold such documents and all amounts received by it thereunder and hereunder in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders and the Certificate Insurer. If the Seller is given notice under Section 2.01(c) and if the Seller does not correct or cure such omission or defect within the 90-day period specified in Section 2.01(c), the Seller shall purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan (i) on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan or in accordance with
Section 2.06, as applicable or (ii) upon the expiration of such 90-day period if the omission or defect would result in the related Mortgage Loan not being a Qualified Mortgage Loan for purposes of Section 860G(a)(3) of the Code. The Purchase Price for the purchased Mortgage Loan shall be deposited in the Collection Account on the Determination Date immediately following such 90-day period or on the Business Day on or immediately following the date on which such period expires, as applicable; provided that the Trustee shall remit to the Depositor or the Certificate Insurer, as applicable, the portion of the amount, if any, of the Purchase Price referred to in clause (iv) of the definition thereof to the extent such amount is incurred by or imposed on the Depositor or the Certificate Insurer and, upon receipt by the Trustee of written notification of such deposit signed by an officer of the Seller, the Trustee shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, prepared by and at the expense of the Seller, in each case without recourse, representation or warranty as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Certificate Insurer, the Certificateholders or the Trustee on behalf of Certificateholders. An Opinion of Counsel to the effect set forth in Section 2.06(d) shall be delivered to the Trustee and the Certificate Insurer in connection with any such repurchase.

          The Servicer, promptly following the transfer of (i) a Defective Mortgage Loan from or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section and Section 2.06, as the case may be, shall amend the Mortgage Loan Schedule and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

          Section 2.03. Representations and Warranties Regarding the Seller and the Servicer. (a) The Seller and the Servicer each represent and warrant each as to itself that, as of the Transfer Date:

               (i) Each of the Seller and the Servicer is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the power and authority to own its assets and to transact the business in which it is currently engaged. Each of the Seller and the Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) its performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans or (d) the ability to foreclose on the related Mortgaged Properties;

               (ii)  Each of the  Seller  and the  Servicer  has the  power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) Each of the Seller and the Servicer holds all necessary licenses, certificates and permits from all government authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the related Transfer Date;

               (iv) The execution, delivery and performance of this Agreement by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or the Servicer or any of its properties or any provision of its Articles of Incorporation or Bylaws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

               (v) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller or the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading;

               (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's and the Servicer's business;

               (vii) Neither the Seller nor the Servicer is insolvent, nor will the Seller or the Servicer be made insolvent by the transfer of the Mortgage Loans, nor is the Seller or the Servicer aware of any pending insolvency;

               (viii) Neither the Seller nor the Servicer is in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's and the Servicer's condition (financial or otherwise) or operations or any of the Seller's and the Servicer's properties or materially and adversely affect the performance of any of its duties hereunder;

               (ix) There are no actions or proceedings against, or investigations of it, pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit the Seller or the Servicer from entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the Seller's and the Servicer's performance of any of their respective obligations under, or the validity or enforceability of, this Agreement;

               (x) The Servicer represents and warrants that the collection practices used by the Servicer with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the home equity mortgage servicing business;

               (xi) The Servicer  represents and warrants that it believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein;

               (xii) The Seller represents and warrants that it did not sell the Mortgage Loans to the Depositor as Purchaser under the Purchase Agreement with any intent to hinder, delay or defraud any of its creditors; and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Depositor as Purchaser under the Purchase Agreement;

               (xiii) The Seller represents and warrants that it acquired title to the Mortgage Loans in good faith, without notice of any adverse claim; and

               (xiv) The Seller represents and warrants that the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to the Purchase Agreement and this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (b) The representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer, the Person discovering such breach shall give prompt written notice to the other parties and to the Certificate Insurer. Within 60 days of its discovery or its receipt of notice of breach or, with the prior written consent of a Responsible Officer of the Trustee and the Certificate Insurer, such longer period specified in such consent, the Seller or the Servicer, as appropriate, shall cure such breach in all material respects.

          Section 2.04. Representations and Warranties of the Seller Regarding the Mortgage Loans. (a) The Seller represents and warrants to the Trust, the Trustee on behalf of the Certificateholders and the Certificate Insurer as follows as of the Transfer Date:

               (i) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Transfer Date;

               (ii) As of the Transfer Date, for each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

               (iii) Each Mortgaged Property is improved by a Residential Dwelling, which does not include cooperatives or mobile homes and does not constitute other than real property under state law;

               (iv) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

               (v) Each Mortgage Loan is a closed-end home equity loan and all amounts due under the related Mortgage Note have been advanced. Mortgage Loans constituting not more than approximately 32.77% of the Cut-Off Date Pool Principal Balance are Balloon Loans. Each Balloon Loan has an original term to maturity of 15 years and an amortization schedule based on 30 years. Each other Mortgage Note provides for Monthly Payments which, if timely paid on the Due Date therefor, are sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date;

               (vi) The Mortgage Note related to each Mortgage Loan bears a fixed Loan Rate and there is only one original of each Mortgage Note;

               (vii) No  Mortgage  Loan is a  construction  loan;

               (viii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

               (ix) Except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser (or its assignee) and the Purchaser (or its assignee) will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;

               (x) None of the Mortgage Loans was 30 or more days delinquent as of the Cut-Off Date;

               (xi) To the best of its knowledge, there is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

               (xii) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (xiii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in paragraph (xv) below;

               (xiv) Each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws;

               (xv) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the Seller and its successor's and assignees' interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in paragraph (viii) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the Transfer Date;

               (xvi) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 3.04 and 3.05;

               (xvii) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 3.04 or 3.05, if and to the extent required by Sections 3.04 or 3.05;

               (xviii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

               (xix) The Seller has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

               (xx) No more than 1.00% of the Mortgage Loans (by the Cut-Off Date Pool Principal Balance) are secured by Mortgaged Properties located within any single zip code area. At least 94.00% of the
          Cut-Off Date Pool Principal Balance is secured by Mortgaged Properties that are owner-occupied residences, based on representations by the related Mortgagors;

               (xxi) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Certificateholders and the Certificate Insurer and which has been or will be delivered to the Trustee. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, subject to Section 2.3 of the Purchase Agreement, are in the process of being recorded;

               (xxii) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

               (xxiii) Other than delinquencies as described in paragraph (x) above, there are no defaults in complying with the terms of the Mortgage, and either (1) any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid, or (2) an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

               (xxiv) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring;

               (xxv) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

               (xxvi) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

               (xxvii) The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

               (xxviii) Each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

               (xxix)  [RESERVED];

               (xxx) There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

               (xxxi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

               (xxxii) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

               (xxxiii) The related First Lien, if any, requires equal monthly payments, unless such First Lien is a graduated payment mortgage loan or a balloon loan, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly;

               (xxxiv) Either (i) no consent for the Mortgage Loan is required by the holder of the related First Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

               (xxxv) To the best of the Seller's knowledge, no Mortgaged Property was, as of the related Cut-Off Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

               (xxxvi) The maturity date of the Mortgage Loan is prior to the maturity date of the related First Lien, if any, if such First Lien provides for a balloon payment. No Mortgage Loan provides for negative amortization;

               (xxxvii) All parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or
          (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

               (xxxviii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

               (xxxix) Any future advances made prior to the related Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

               (xl) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

               (xli) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

               (xlii) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

               (xliii) All amounts received after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled have been deposited into the Collection Account and are, as of the Transfer Date, in the Collection Account;

               (xliv) All of the Mortgage  Loans were  originated in accordance
          with  the   underwriting   criteria  set  forth  in  the   Prospectus
          Supplement;

               (xlv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform in all material respects to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially one of the forms attached as Exhibit F and Exhibit G hereto;

               (xlvi) The Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust or the Certificate Insurer;

               (xlvii) A full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of each Mortgage Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

               (xlviii) Each hazard insurance policy required to be maintained under Section 3.04 with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

               (xlix) Each Mortgage Loan was originated by the Seller or an Affiliate of the Seller or purchased by the Seller; (l) Each Mortgaged Property is located in the state identified on the related Mortgage Loan Schedule and consists of a single parcel of real property with a one-family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development. With respect to the Mortgage Loans (a) no more than 11.00% of the Mortgage Loans (by Cut-Off Date Principal Balances), are secured by real property improved by two- to four-family dwellings, (b) no more than 3.00% of the Mortgage Loans (by Cut-Off Date Principal Balance), are secured by real property improved by individual condominium units and units in a planned unit development, (c) at least 78.00% of the Mortgage Loans (by Cut-Off Date Principal Balance), are secured by real property with a detached one-family residence erected thereon and (d) no more than 8.35% of the Mortgage Loans (by Cut-Off Date Principal Balance), are secured by real property with an attached one-family residence erected thereon;

               (li) No Mortgage Loan had a Combined Loan-to-Value Ratio at the time of origination of more than 90%;

               (lii) No more than 6.0% of the Mortgage Loans (by Cut-Off Date Principal Balance), are secured by Mortgaged Properties that are non-owner  occupied  properties.  The Mortgaged  Property is lawfully
          occupied  under   applicable  law;

               (liii) Each Mortgage Loan was originated  after October 1, 1997;

               (liv) As of the Transfer Date, the Seller has not received a notice of default of a First Lien which has not been cured;

               (lv) None of the Mortgage Loans are subject to a bankruptcy proceeding;

               (lvi) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code; and

               (lvii) Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans similar to the Mortgage Loans.

          With respect to the representations and warranties set forth in this Section that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer, the Certificate Insurer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the respective Mortgage Files to the Trustee and the termination of the rights and obligations of the Servicer pursuant to Section 7.04 or 8.01. Upon discovery by the Depositor, the Seller, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in Section 2.06 for such Mortgage Loan. Any such purchase by the Seller shall be at the Purchase Price and in each case shall be accomplished in the manner set forth in Section 2.02. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. An Officer's Certificate and Opinion of Counsel to the effect set forth in
Section 2.06(d) shall be delivered to the Trustee in connection with any such repurchase.

          Section 2.05. Representations and Warranties of the Depositor. (a) The Depositor represents and warrants to the Trust, the Trustee on behalf of the Certificateholders and the Certificate Insurer as follows:

               (i) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

               (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

               (iii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust; and

               (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

          Section 2.06. Substitution of Mortgage Loans. (a) On a Determination Date within two years following the Closing Date and which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.02 or 2.04, the Seller may deliver to the Trustee one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Sections 2.02 or 2.04. In connection with any such substitution, the Seller shall calculate the Substitution Adjustment, if any, and shall deposit such amount to the Collection Account by 2:00 p.m. New York City time on the third Business Day prior to the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          (b) The Seller shall notify the Servicer and the Trustee in writing not less than five Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 or 2.04 of its intention to effect a substitution under this Section 2.06. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Trustee (1) the Eligible Substitute Mortgage Loans to be substituted for the Defective Mortgage Loans, (2) a list of the Defective Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officer's Certificate (A) stating that no failure by the Servicer described in Section 8.01 shall have occurred and be continuing, (B) stating that the aggregate Principal Balance of all Eligible Substitute Mortgage Loans (determined with respect to each Eligible Substitute Mortgage Loan as of the Determination Date on which it was substituted) including the principal balance of Eligible Substitute Mortgage Loans being substituted on such Determination Date does not exceed an amount equal to 5% of the Pool Principal Balance as of the Closing Date, (C) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (D) confirming that the representations and warranties contained in Section 2.04 are true and correct in all material respects with respect to the Eligible Substitute Mortgage Loans on and as of such Determination Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.04 and this
Section 2.06, (4) an Opinion of Counsel to the effect set forth below and (5) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been deposited to the Collection Account; provided that the Trustee shall remit to the Depositor or the Certificate Insurer, as applicable, the portion of the amount, if any, of the Substitution Adjustment referred to in clause (d) of the definition thereof to the extent such amount is incurred by or imposed on the Depositor or the Certificate Insurer. Upon receipt of the foregoing, the Trustee shall release such Defective Mortgage Loans to the Seller without recourse, representation or warranty.

          (c) Concurrently with the satisfaction of the conditions set forth in Sections 2.06(a) and (b) above and the transfer of such Eligible Substitute Mortgage Loans to the Trustee on behalf of the Trust pursuant to Section 2.06(a), Exhibit D to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible
Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.

          (d) In connection with any Mortgage Loan that the Seller is required to purchase or replace, the Seller shall deliver to the Trustee an Opinion of Counsel to the effect that such purchase or substitution will not cause (x) any federal tax to be imposed on any REMIC, including, without limitation, any Federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the start-up day" under Section 860G(d)(1) of the Code or (y) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that such opinion indicates that a repurchase or substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to either Subsidiary REMIC or the Master REMIC after the Start-up Day, the Seller shall not be required to repurchase or replace any such Mortgage Loan unless and until the Servicer has determined there is an actual or imminent default with respect thereto or that such defect or breach adversely affects the enforceability of such Mortgage Loan. Section 2Execution and Authentication of Certificates. The Trustee on behalf of the Trust shall cause to be executed, authenticated and delivered on the Closing Date to or upon the order of the Depositor, in exchange for the Mortgage Loans, concurrently with the sale, assignment and conveyance to the Trustee of the Mortgage Loans, each Class of Regular Certificates in authorized denominations and the Class R Certificates, together evidencing the ownership of the entire Trust.

          Section 2.08. Designation of Interests in the Master and Subsidiary REMICs. The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "tax matters person" with respect to each REMIC hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Residual Interest. Each REMIC's fiscal year shall be the calendar year.

          (a) Tier One REMIC

          A Subsidiary REMIC (the "Tier One REMIC") shall be created with the following uncertificated interests:

  Class                      Initial Balance                   Interest Rate
   T1-1                   (1) $279,034,624.10                    (1)
   T1-2                      $  21,000,000                       (2)
    R-1                      $        0                          (3)

          (1) The initial principal balance of the Class T1-1 Interest shall equal the principal balance of the Mortgage Loans as of the Cut-Off Date less the initial principal balance of the Class T1-2 Interest. The Class T1-1 Interest shall bear interest at the Weighted Average Net Rate in effect at the beginning of the related Due Period on the Mortgage Loans. The Class T1-1 Interest shall receive all principal payments from the Mortgage Loans until its principal balance has been reduced to zero and shall be allocated any Realized REMIC Losses and any principal prepayment shortfalls not covered by Compensating Interest from the Mortgages.

          (2) The Class T1-2 Interest shall have an initial principal balance of $21,000,000 and bear interest at the Weighted Average Net Rate in effect at the beginning of the related Due Period on the Mortgage Loans. The Class T1-2 Interest shall receive all principal payments and be allocated all Realized REMIC Losses after the principal balance of the Class T1-1 has been reduced to zero.

          (3) The Class R-1 Interest shall not have a principal balance and shall not bear interest. It shall be entitled to any money from Mortgage Loans not otherwise required to pay fees, principal or interest on the Class T1-1 and Class T1-2 Interests.

          The assets of the Tier One REMIC shall consist of the Mortgage Loans. In addition, the funds in the Collection Account shall be assets of the Tier One REMIC. The Servicing Fee and the Trustee Fee shall be paid by the Tier One REMIC. Class T1-1 and Class T1-2 interests shall be paid by the Tier One REMIC. Class T1-1 and Class T1-2 Interests shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Tier One REMIC and the Class R-1 Interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Tier One REMIC. The start-up day of the Tier One REMIC shall be the Closing Date and the latest possible maturity date of the Class T1-1 and Class T1-2 Interests shall be the Latest Possible Maturity Date.

          (b) Tier Two

          A Subsidiary REMIC (the "Tier Two REMIC") shall be created with the following classes:

      Class           Initial Balance                        Interest Rate

      T2-1                 (1)                                    (2)

      T2-2                 (1)                                    (2)

      T2-3                 (1)                                    (2)

      T2-4                 (3)                                    8.12%

      R-2                  $               0.00                   (4)

          (1) The Class T2-1 Interest shall have an initial balance equal to the sum of: (1) 50% of the Pool Principal Balance as of the Cut-Off Date and
(ii) 50% of the initial O/C Amount. The T2-2 Interest shall have an initial principal balance equal to 25% of the Cut-Off Date Pool Principal Balance less 50% of the initial O/C Amount. The Class T2-3 Interest shall have an initial principal balance equal to 25% of the Cut-off Date Pool Principal Balance. For purposes of Section 2.08(b)(1), the O/C Amount will equal the Cut-off Date Pool Principal Balance less the Class A-1 Principal Balance as of the Closing Date. The Class T2-4 Interest has a notional balance equal to the principal balance of the Class T1-2 Interests for such date.

          (2) The Class T2-1, Class T2-2 and Class T2-3 Interests shall bear interest at the Adjusted Weighted Average Net Rate in effect at the beginning of the related Due Period. Interest on the Class T2-1 Interest will accrue in an amount equal to 50% of the increase in the O/C Amount (such interest defined as "Accreted Interest") for the Mortgage Loans for the Distribution Date over its balance on the prior Distribution Date. Accreted Interest will be used to pay principal on the Class T2-2 Interests.

          (3) The Class T2-4 shall not have a principal balance, but shall have a notional principal balance equal to the principal balance of the Class T1-2 Interest until the thirty-sixth Distribution Date and thereafter zero. The Class T2-4 Interest will not be outstanding after the 36th Distribution Date.

          (4) The Class R-2 Interest shall not have a principal balance and shall not bear interest. It shall be entitled to any money from the Tier Two REMIC regular interests not otherwise required to pay principal and interest on the regular interests issued by the Tier Three REMIC.

          ("Principal Balance Declines") will consist of Principal Payments, and Realized REMIC Losses. "Principal Balance Declines" will be allocated (proportionately from Realized REMIC Losses and Principal Payments) in the following manner (the "General Rule"): (i) the Class T2-1 Interest will be reduced by an amount equal to the sum of (a) 50% of the "Principal Balance Declines" and (b) 50% of the O/C Reduction Amount (ii) the Class T2-2 will be reduced by an amount equal to (a) 25% of the "Principal Balance Declines" less
(b) 50% of the O/C Reduction Amount (iii) the Class T2-3 Interest will be reduced by 25% of the "Principal Balance Declines".

         Notwithstanding the foregoing, on any Distribution Date (such date, an "Alternate Date") on which the "Principal Balance Declines" are less than twice the O/C Reduction Amount, Principal Balance Declines will be allocated to the Class T2-3 Interest until the Class T2-3 principal balance is equal to the product of (a) the Class T2-2 principal balance and (b) a fraction the numerator of which is the Pool Principal Balance and the denominator of which is the Pool Principal Balance less the product of (x) two and (y) the O/C Amount. On an Alternate Date, any excess Principal Balance Declines shall be allocated to the Class T2-1 Interest. This allocation will be used until the sum of the Principal Balance Declines arising on or after the Alternate Date ("Cumulative Principal Balance Declines") exceed the product of (a) two and (b) the sum of all of the O/C Reductions arising on or after the Alternate Date ("Cumulative O/C Reduction Amount") (such date, a "General Rule Date"). Following a General Rule Date, Principal Balance Declines will be allocated according to the "General Rule".

          Notwithstanding the foregoing, for any Distribution Date during or after which the Class T2-2 Interest has been reduced to zero, Principal Balance Declines will be allocated to the Class T2-1 Interest and Class T2-3 Interest in proportion to their principal balances until the Class T2-1 Interest and Class T2-3 Interest are reduced to zero.

          The assets of the Tier Two REMIC shall consist of the regular interests issued by the Tier One REMIC. Class T2-1, Class T2-2 and Class T2-3, and Class T2-4 shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Tier Two REMIC and the Class R-2 Interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Tier Two REMIC. The start-up day of the Tier Two REMIC shall be the Closing Date and the latest possible maturity date of each regular interest issued by the Tier Two REMIC shall be the Latest Possible Maturity Date.

          (c) Third Tier

         The Master REMIC (the "Tier Three REMIC") shall be created with the following uncertificated interests:

                                                   Corresponding
   Class          Initial Balance      Interest Rate             Class
    A-1           $300,034,000.00          (1)                    A-1
    A-2                 (2)                (2)                    A-2
    R-3           $             0          (3)

          (1) A rate equal to the least of (a) the London interbank offered rate for one-month U.S. dollar deposits plus a Pass-Through Margin of 0.31% and
(b) the (i) the product of (x) two and (y) a fraction, the numerator of which is the product of the Adjusted Weighted Average Net Rate and the principal balance of the Class T2-3 Interest immediately prior to such Distribution Date and the denominator of which is the sum of the principal balances of the Class T2-2 and Class T2-3 Interests immediately prior to such Distribution Date and
(c) the product of (x) two and (y) the Adjusted Weighted Average Net Rate for such Distribution Date.

          (2) The Class A-2 Interest will have a notional balance equal to the notional balance of the Class T2-4 Interest and shall be entitled to 100% of the amounts due on the Class T2-4 Interest.

          (3) The Class R-3 Interest shall not have a principal balance and shall not bear interest. It shall be entitled to any money from the Tier Two REMIC regular interests not otherwise required to pay principal and interest on the regular interests issued by the Tier Three REMIC.

          The assets of the Tier Three REMIC shall consist of the regular interests issued by the Tier Two REMIC. The Class A-1, and Class A-2 Interests shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Tier Three REMIC and the Class R-3 interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Tier Three REMIC. The start-up day of the Tier Three REMIC shall be the Closing Date and the latest possible maturity date of each regular interest issued by the Tier Three REMIC shall be the Latest Possible Maturity Date.

          Section 2.09. Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the REMICs created hereunder within the meaning of Section 860G(a)(9) of the Code.

          Section 2.10. REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each of the REMICs created hereunder is the Distribution Date in September, 2031.

          Section 2.11. Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, the Trust shall have a calendar year and shall maintain its books on the accrual method of accounting.

          (b) The Trustee shall prepare, or cause to be prepared, execute and deliver to the Servicer or Certificateholders, as applicable, any income tax information returns for each taxable year with respect to the Trust containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the Trust and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within thirty (30) days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code. Such federal, state or local income tax or information returns shall be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local tax laws, regulations or rules.

          (c) In the first federal income tax return of the Trust for its short taxable year ending December 31, 1998, a REMIC election shall be made with respect to each of the Master REMIC and each of the Subsidiary REMICs for such taxable year and all succeeding taxable years.

          (d) The Trustee will maintain or cause to be maintained such records relating to the Trust, including, but not limited to, the income, expenses, assets and liabilities of the Trust, and the fair market value and adjusted basis of the Trust property and assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

          (e) The Servicer, upon request, shall promptly furnish the Trustee with all such information as may be required in connection with the Trustee's REMIC reporting obligations pursuant to this Agreement. Section 2Tax Matters Person. The tax matters person with respect to each of the Master REMIC and each of the Subsidiary REMICs shall be the Trustee (the "Tax Matters Person"). The Trustee shall at all times hold the Tax Matters Person Residual Interest and shall have the same duties with respect to the Trust as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. Each holder of a Class R Certificate shall be deemed to have agreed, by acceptance thereof, to be bound by this Section.

          Section 2.13. REMIC Related Covenants. For as long as each of the Master REMIC and the Subsidiary REMIC shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of the Trust as a REMIC and avoid the imposition of tax on the Trust. In particular:

          (a) The Trustee shall not create, or permit the creation of, any "interests" in each of the Master REMIC and the Subsidiary REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Subsidiary REMIC Regular Certificates, the Regular Certificates and the Class R Certificates.

          (b)Except as otherwise provided in the Code, neither the Depositor nor the Seller shall grant and the Trustee shall not accept property unless (i) substantially all of the property held in each of the Master REMIC and the Subsidiary REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively and
(ii) no property shall be contributed to the Master REMIC or any Subsidiary REMIC after the Start-up Day unless such grant would not subject either the Master REMIC or any Subsidiary REMIC to the tax on contributions to a REMIC after the Start-up Day imposed by Code Section 860G(d).

          (c) The Trustee shall not accept on behalf of the Master REMIC or any Subsidiary REMIC any fee or other compensation for services (other than as otherwise provided herein) and shall not accept on behalf of the Master REMIC or any Subsidiary REMIC any income from assets other than those permitted to be held by a REMIC.

          (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Section 2.02 or 2.04, unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article VIII.

          (e) The Trustee shall maintain books with respect to the REMIC on a calendar year and on an accrual basis.

          (f) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q for each REMIC and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

          (i) The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on 115% of the Prepayment Assumption;

          (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on 115% of the Prepayment Assumption;

          (iii) The Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

          (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

          (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the Master REMIC or any Subsidiary REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

          (vi) The amount and timing of any non-interest expenses of either the Master REMIC or Subsidiary REMICs; and

          (vii) Any taxes (including penalties and interest) imposed on either the Master REMIC or any Subsidiary REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

          In the event that any tax is imposed on "prohibited transactions" of the Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Master REMIC or any Subsidiary REMIC as defined in
Section 860G(c) of the Code, on any contribution to the Master REMIC or any Subsidiary REMIC after the Start-up Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or otherwise or (iii) otherwise by the Holders of the Class R Certificates in proportion to their Percentage Interests. To the extent any tax is chargeable against the Holders of the Class R Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor).

         The Trustee shall not engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing clauses (b), (c) and (d), provided that the Seller shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such transaction will not result in the imposition of a contribution or prohibited transaction tax on the Trust and will not disqualify the Master REMIC or either of the Subsidiary REMICs from treatment as a REMIC; and provided that the Seller shall have demonstrated to the satisfaction of the Trustee and the Certificate Insurer that such action will not adversely affect the rights of the holders of the Certificates, the Certificate Insurer and the Trustee and that such action will not adversely impact the rating of the Certificates.

(g) ______ The Trustee shall pay out of its own funds, without any right of reimbursement, any and all tax related expenses of the Trust (including, but not limited to, tax return preparation and filing expenses and any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any Opinion of Counsel required pursuant to Sections 2.06(d), 2.13(f), 9.02(b) and 10.02 and other than taxes except as specified herein.

                                  ARTICLE III
                          Administration and Servicing
                                of Mortgage Loans

          Section 3.01. The Servicer. (a) It is intended that the Trust formed hereunder shall constitute, and that the affairs of the Trust shall be conducted so as to qualify the Master REMIC and the Subsidiary REMICs as, a "real estate mortgage investment conduit" ("REMIC") as defined in and in accordance with the REMIC Provisions. In furtherance of such intentions, the Servicer covenants and agrees that it shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the status of either of the Master REMIC or any Subsidiary REMIC as REMICs.

          (b) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (ii) (x) has been designated an approved Seller-Servicer by FHLMC or FNMA for first and second mortgage loans or (y) is an Affiliate of the Servicer or (z) is otherwise approved by the Certificate Insurer. The Servicer shall give written notice to the Certificate Insurer and the Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

          (c) Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          (d) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(e). The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

          (e) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee approved by the Certificate Insurer shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee or designee approved by the Certificate Insurer elects to terminate any Subservicing Agreement. Any fee payable in connection with such a termination will be payable by the outgoing Servicer. If the Trustee does not terminate a Subservicing Agreement, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

          (f) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's good faith determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer, provided, however, that (unless (x) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and (y) with respect to any modification lowering the Loan Rate or effecting the forgiveness of any amount owed under the Mortgage Note, or extending the final maturity date on such Mortgage Loan, the Certificate Insurer has consented to such modification and (z) such waiver, modification, postponement or indulgence would not cause the Master REMIC or any Subsidiary REMIC to be disqualified or otherwise cause a tax to be imposed on either the Master REMIC or a Subsidiary REMIC) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Loan Rate, defer or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date on the Mortgage Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Certificateholders, be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

          Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans similar to the Mortgage Loans and giving due consideration to the Certificate Insurer's and the Certificateholders' reliance on the Servicer.

          (g) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 7.04, after receipt by the Trustee and the Certificate Insurer of the Opinion of Counsel required pursuant to Section 7.04, the Trustee or its designee approved by the Certificate Insurer shall assume all of the rights and obligations of the Servicer, subject to Section 8.02. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

          (h) The Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer on or before the Closing Date and shall revise such list from time to time, as appropriate, and shall deliver all revisions promptly to the Trustee and the Certificate Insurer. (i) Consistent with the terms of this Agreement, the Servicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; provided that such senior lien secures a mortgage loan that refinances a First Lien and the combined loan-to-value ratio of the related Mortgage Loan immediately following the refinancing (based on the outstanding principal balance of the Mortgage Loan and the original principal balance of such refinanced mortgage loan) is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the related Cut-Off Date.

          Section 3.02. Collection of Certain Mortgage Loan Payments. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any prepayment penalty or late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns or services; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the monthly information delivered by the Servicer to the Trustee pursuant to Section 5.03.

          (b) The Servicer shall establish and maintain with Harris Trust and Savings Bank a separate trust account (the "Collection Account") titled "Harris Trust and Savings Bank, as Trustee, of Champion Home Equity Loan Trust 1998-1 Collection Account." The Collection Account shall be an Eligible Account. The Servicer shall on the Transfer Date deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received for each Mortgage Loan after the related Cut-Off Date for each Mortgage Loan and prior to the Transfer Date, and thereafter, subject to Section 3.02(d), deposit within two Business Days following receipt thereof, the following payments and collections received or made by it with respect to each Mortgage Loan (without duplication):

          (i) all payments received after the Cut-Off Date on account of principal on the Mortgage Loans and all Principal Prepayments and Curtailments collected on and after the Cut-Off Date;

          (ii) all payments received after the Cut-Off Date on account of interest on the Mortgage Loans;

          (iii)  all  Net  Liquidation  Proceeds  net  of  related  Foreclosure
Profits;

          (iv) all Insurance Proceeds;

          (v) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.02, 2.04 and 2.06;

          (vi) all Released Mortgaged  Property Proceeds;  and

          (vii) any amount required to be deposited in the Collection Account pursuant to Sections 3.05, 3.07, 3.20, 5.02 or 5.05(e); provided, however, that with respect to each Due Period, the Servicer shall be permitted to retain (x) from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period and (y) from payments from Mortgagors, Liquidation
Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds, any unreimbursed Servicing Advances and Monthly Advances related thereto. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by Mortgagors or amounts received by the Servicer for the accounts of Mortgagors for application toward the payment of taxes, insurance premiums, assessments and similar items.

          (c) All funds in the Collection Account shall be held (i) uninvested or (ii) invested at the written direction of the Servicer in Eligible Investments. Any investments of funds in the Collection Account shall mature or be withdrawable at par on or prior to three Business Days preceding the immediately succeeding Distribution Date. Any investment earnings on funds held in the Collection Account shall be for the account of the Servicer and may be withdrawn from the Collection Account by the Servicer at any time. Any investment losses on funds held in the Collection Account shall be for the account of the Servicer and promptly upon the realization of such loss shall be contributed by the Servicer to the Collection Account. Any references herein to amounts on deposit in the Collection Account shall refer to amounts net of such investment earnings.

          (d) Notwithstanding anything contained in Section 3.02(b) to the contrary, the Servicer shall be permitted to remit the collections specified in
Section 3.02(b), net of any amount permitted to be retained by the Servicer as set forth in the proviso to such Section, to the Collection Account in immediately available funds no later than 2:00 p.m. New York City time on the third Business Day prior to each Distribution Date but only for so long as (a)
(i) the Servicer shall be Champion, (ii) Key Bank USA has a rating with respect to short-term deposit obligations of at least "A-1" by S&P and "P-1" by Moody's, (iii) no Event of Default shall have occurred and be continuing, and
(iv) the Support Agreement shall be entered into and in effect.

          If the  Servicer  shall  fail to make the  deposit  pursuant  to this
Section 3.02(d), the Trustee shall immediately notify, but in any event no later than 4:00 p.m. New York City time on the third Business Day prior to the Distribution Date, by facsimile or telephone, Key Bank USA of such failure by the Servicer.

          Section 3.03 Withdrawals from the Collection Account. The Trustee shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

          (i) on each Distribution Date, to deposit the portion of the Available Funds then in the Collection Account to the Distribution Account;

          (ii) to reimburse the Servicer for any accrued unpaid Servicing Fees and for unreimbursed Monthly Advances and Servicing Advances. The Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed. The Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on related Mortgage Loans;

          (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (iv) subject to Section 5.05 hereof, to make investments in Eligible Investments and to pay to the Servicer interest earned in respect of Eligible Investments or on funds deposited in the Collection Account;

          (v) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person;

          (vi) to pay the Servicer servicing  compensation  pursuant to Section
3.09 to the extent not retained or paid pursuant to Section 3.02(b);

          (vii) to reimburse the Servicer for Nonrecoverable Advances that are not, with respect to aggregate Servicing Advances on any single Mortgage Loan or REO Property, in excess of the Principal Balance thereof and expenses incurred pursuant to Section 7.03;

          (viii)  to  withdraw  funds  necessary  for  the   conservation   and
disposition of REO Property pursuant to Section 3.07 to the extent not advanced by the Servicer; and

          (ix)  to  clear  and  terminate  the  Collection   Account  upon  the
termination of this Agreement and to pay any amounts remaining therein to the Class R Certificateholders.

          Section 3.05 Maintenance of Hazard Insurance; Property Protection Expenses. The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis at the time of such foreclosure, fire and or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Servicing Advances to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with accepted second mortgage loan servicing standards. All such flood insurance shall be in amounts equal to the least of (A) the amount in clause (i) above, (B) the amount in clause (ii) above and (C) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          Section 3.05. Maintenance of Mortgage Impairment Insurance Policy. In the event that the Servicer shall obtain and maintain a blanket policy consistent with prudent industry standards, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 3.04, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 3.04 and the amount paid under such blanket policy. Upon the request of the Certificate Insurer or the Trustee, the Servicer shall cause to be delivered to the Certificate Insurer or the Trustee, as the case may be, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

          Section 3.06. Fidelity Bond. The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to FNMA or FHLMC or otherwise in an amount as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee, the Certificate Insurer or any Certificateholder, the Servicer shall cause to be delivered to the Trustee, such Certificateholder or the Certificate Insurer a certified true copy of such fidelity bond and insurance policy.

          Section 3.07. Management and Realization Upon Defaulted Mortgage Loans. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders.

          The Servicer shall cause to be deposited, within the time period specified in Section 3.02(b) or 3.02(d), as applicable, in the Collection Account all revenues received with respect to the related REO Property and shall retain, or cause the Trustee to withdraw therefrom, funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

          The disposition of REO Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of the sale of the REO Property shall be deposited in the Collection Account pursuant to Section 3.02(b) or 3.02(d), as applicable, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 3.03, for distribution to the Certificateholders in accordance with Section 5.01.

          The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01 subject to the provisions contained in the last paragraph of this Section.

          In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of Certificateholders and the Certificate Insurer.

          In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property (i) within three years after the year of its acquisition or (ii) prior to the expiration of any extension to such three-year grace period which is requested on behalf of the Trust by the Servicer (at the expense of the Trust) more than 60 days prior to the end of such three-year grace period and granted by the Internal Revenue Service, if the Servicer shall have received an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause either the Master REMIC or any Subsidiary REMIC to fail to qualify as a REMIC at any time that any Subsidiary Regular Interests or Regular Certificates are outstanding.
Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, in either case, that would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. If a period greater than three years is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee, the Certificate Insurer and the Certificateholders and shall report monthly to the Trustee and the Certificate Insurer as to the progress being made in selling such REO Property.

          On each Distribution Date, the Servicer shall provide to the Certificate Insurer the Liquidation Report with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the preceding Due Period.

          Section 3.08. Trustee to Cooperate. Upon any Principal Prepayment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01(f), if the related Assignment of Mortgage has been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release, in the form attached hereto as Exhibit J, signed by a Servicing Officer, release the related Mortgage File to the Servicer, and the Trustee shall execute such documents, in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Request for Release shall be released by the Trustee to the Servicer.

          In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Trustee by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only) and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the Trustee and return it to the place where the related Mortgage File was being maintained.

          Section 3.09. Servicing Compensation; Payment of Certain Expenses by Servicer. Subject to Section 5.02, the Servicer shall be entitled to retain the Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of prepayment penalties or late payment charges or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits and, subject to Section 3.02(b), investment income on the Collection Account shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Trust or the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

          Section 3.10. Annual Statement as to Compliance. (a) The Servicer will deliver to the Trustee, the Certificate Insurer and the Rating Agencies, on or before the last day of the fifth month following the end of the Servicer's fiscal year ended September 30, beginning in 1999, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such fiscal year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Servicer shall promptly notify the Certificate Insurer, the Depositor, the Trustee, S&P and Moody's upon any change in the basis on which its fiscal year is determined. (b) The Servicer shall deliver to the Trustee, the Certificate Insurer, the Depositor and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which, with the giving of notice or the lapse of time or both, would become an Event of Default.

          Section 3.11 Annual Servicing Report. On or before the last day of the fifth month following the end of the Servicer's fiscal year, beginning in 1999, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Depositor and the Certificate Insurer to furnish a letter or letters to the Certificate Insurer, the Depositor, the Trustee, S&P and Moody's to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto. In the event such firm requires the Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

          Section 3.12. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Trustee, the Certificate Insurer, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          Section 3.13. Maintenance of Certain Servicing Insurance Policies. The Servicer shall during the term of its service as servicer maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder. Such policy or policies shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by FNMA.

          Section 3.14. Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Seller, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

          Section 3.15. Reports of Foreclosures and Abandonments of Mortgaged Properties, Returns Relating to Mortgage Interest Received from Individuals and Returns Relating to Cancellation of Indebtedness. The Servicer shall make reports of foreclosures and abandonments of any Mortgaged Property for each year beginning with 1998. The Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trust acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

          Section 3.16. Advances by the Servicer. (a) Not later than 2:00 p.m. New York City time on the third Business Day prior to each Distribution Date, the Servicer shall remit to the Trustee for deposit in the Distribution Account an amount to be distributed on such Distribution Date pursuant to Section 5.01, equal to the interest accrued on each Mortgage Loan through the related Due Date, but not received as of the close of business on the last day of the related Due Period (net of the Servicing Fee); such amount being defined herein as the "Monthly Advance". The Servicer may fund all or a portion of the Monthly Advance with respect to the Mortgage Loans by instructing the Trustee on such Determination Date to use funds deposited in the Collection Account which are not part of Available Funds for the related Distribution Date; provided that if such funds are so used the Servicer shall replace such funds on or before any subsequent Determination Date on which such funds are required to be part of the Available Funds.

          (b) Notwithstanding anything herein to the contrary, no Servicing Advance or Monthly Advance shall be required to be made hereunder if the Servicer determines, and provides the Trustee with a Servicing Certificate to the effect, that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance.

          Section 3.17 Superior Liens. The Servicer shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

          If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders and the Certificate Insurer, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions in accordance with the terms of this Agreement. The Servicer shall immediately notify the Trustee and the Certificate Insurer in writing of any such action or circumstances. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders which the Servicer may establish by seeking approval from the Certificate Insurer as evidenced by written instruction from the Certificate Insurer. Any action or inaction on the part of the Servicer in accordance with such written instructions shall be deemed to be in the best interests of the Certificate Insurer and the Certificateholders. If no written response is received within five (5) Business Days of receipt by the Certificate Insurer of such request for approval, the Servicer may advance or not advance in accordance with the second preceding sentence without liability to the Certificateholders or the Certificate Insurer. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the Principal Balance of the related Mortgage Loan, except with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

          Notwithstanding the foregoing, the Servicer may change, modify or amend any or all of the foregoing procedures if such change, modification or amendment is applicable to the Mortgage Loans and all other mortgage loans serviced by the Servicer and is otherwise in accordance with Section 3.01.

          Section 3.18 Assumption Agreements. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its right to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person shall become liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor shall remain liable thereon. The Servicer, in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans, is also authorized to enter into a substitution of liability whereby such person is substituted as mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which original shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section, the Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

          Section 3.19 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

          With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

          Section 3.2O Optional Purchase of Defaulted Mortgage Loans. The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee and the Certificate Insurer) to purchase for its own account from the Trust any Mortgage Loan which is 90 days or more delinquent in the manner and at the price specified in Section 2.02. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account pursuant to Section 3.02(b) or 3.02(d), as applicable, provided that the Trustee shall remit to the Depositor or the Certificate Insurer, as applicable the portion of the amount, if any, of the Purchase Price referred to in clause (iv) of the definition thereof to the extent such amount is incurred by or imposed on the Depositor or the Certificate Insurer. The Trustee, upon receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trust's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee, the Certificate Insurer or the Certificateholders with respect thereto.

          Notwithstanding the foregoing, unless the Certificate Insurer consents, the Servicer may only exercise its option pursuant to this Section
3.20 with respect to the Mortgage Loan or Mortgage Loans that have been delinquent for the longest period at the time of such repurchase. Any request by the Servicer to the Certificate Insurer for consent to repurchase Mortgage Loans that are not the most delinquent shall be accompanied by a description of the Mortgage Loans that have been delinquent longer than the Mortgage Loan or Mortgage Loans which the Servicer proposes to repurchase.

                                  ARTICLE IV
                          Certificate Insurance Policy

          Section 4.01 Certificate Insurance Policy. (a) As soon as possible, and in no event later than 2:00 p.m. New York City time on the second Business Day immediately preceding the Distribution Date, the Trustee shall furnish the Certificate Insurer, the Fiscal Agent and the Servicer with a completed notice in the form set forth as Exhibit A to the Certificate Insurance Policy (the "Notice for Payment") in the event that the Insured Payment for such Distribution Date is equal to an amount greater than zero. The Notice for Payment shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Upon receipt of Insured Payment on behalf of the Holders of the affected Class of Class A Certificates under the Certificate Insurance Policy, the Trustee shall deposit such Insured Payment in the Distribution Account and shall distribute such Insured Payments pursuant to Section 5.01.

          (b) The Trustee shall receive, as attorney-in-fact of each Holder of the Class A Certificates, any Insured Payment from the Certificate Insurer and disburse the same to each Holder of the affected Class of Certificates in accordance with the provisions of Section 5.01.

          (c) The Trustee shall keep complete and accurate records of the amount of Insured Payments and the Certificate Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

          (d) If a payment to the Class A Certificateholders which is guaranteed pursuant to the Certificate Insurance Policy is voided (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Trustee is required to return such voided payment, or any portion of such voided payment, made in respect of a Class of Class A
Certificates (an "Avoided Payment"), the Trustee shall furnish to the Certificate Insurer (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Trustee is required to return any such payment or portion thereof during the term of the Certificate Insurance Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee relating to or arising under such Avoided Payment and (z) a Notice for Payment appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee directly (unless a Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order in which case such payment shall be disbursed to the Beneficiary for distribution to such Certificateholder upon proof of such payment reasonably satisfactory to Certificate Insurer). The Trustee is not permitted to make a claim on the Trust or on any Certificateholder for payments made to Certificateholders which are characterized as preference payments by any bankruptcy court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such bankruptcy court. (e) The Trustee hereby agrees that on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Certificates, hereby agrees) for the benefit of the Certificate Insurer that the Trustee shall recognize that to the extent the Certificate Insurer makes a payment under the Certificate Insurance Policy, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be subrogated to the rights of the Class A Certificateholders to the extent of such payments. Any rights of subrogation acquired by the Certificate Insurer as a result of any payment made under the Certificate Insurance Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Trustee on account of payments due under the Class A Certificates pursuant to
Section 5.01 hereof.

          Section 4.02  [RESERVED]

          Section 4.03 Replacement Certificate Insurance Policy. In the event of a Certificate Insurer Default or if the claims paying ability rating of the Certificate Insurer is downgraded and such downgrade results in a downgrading of the then current rating of the Class A Certificates (in each case, a "Replacement Event"), the Seller may, in accordance with and upon satisfaction of the conditions set forth in the Certificate Insurance Policy and the Insurance Agreement and payment in full of all amounts owed to the Certificate Insurer, but shall not be required to, substitute a new certificate insurance policy or certificate insurance policies for the existing Certificate Insurance Policy, or may arrange for any other form of credit enhancement; provided, however, that in each case the Class A Certificates shall be rated no lower than the rating assigned by each Rating Agency to the Class A Certificates immediately prior to such Replacement Event. It shall be a condition to substitution of any new credit enhancement that there be delivered to the Trustee (i) a legal opinion, acceptable in form and substance to the Trustee, from counsel to the provider of such new credit enhancement with respect to the enforceability thereof and such other matters as the Trustee may require and
(ii) an Opinion of Counsel to the effect that such substitution would not adversely affect the qualification of that portion of the Trust consisting of the REMIC Pool as a REMIC. Upon receipt of the items referred to above and the taking of physical possession of the new credit enhancement, the Trustee shall, within five Business Days following receipt of such items and such taking of physical possession, deliver the replaced Certificate Insurance Policy to the Certificate Insurer.

          Section 4.04 Payments Under the Support Agreement. In the event that the Servicer does not, on or before 2:00 p.m. New York City time on the third Business Day preceding a Distribution Date, remit to the Trustee for deposit in the Collection Account the respective amounts required to be remitted by it pursuant to Section 3.02(b) and 3.16, the Trustee, no later than 4:00 p.m. on such day, shall make a written demand pursuant to the Support Agreement upon Key Bank USA for any and all amounts (including any Monthly Advances) required to be deposited in the Collection Account by it pursuant thereto.

          To the extent of any payment by Key Bank USA under the Support Agreement, Key Bank USA shall have all rights of the Servicer under this Agreement to be reimbursed for such payment made by Key Bank USA, including, without limitation, rights in and to any Mortgage Loan or payment with respect to any Mortgage Loan or the proceeds thereof. In addition, Key Bank USA shall be subrogated to the rights of Class A Certificateholders to the extent of payments under the Support Agreement. Each of the Depositor, the Servicer and the Trustee agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of Key Bank USA, as evidenced in writing to the Depositor, the Servicer and the Trustee, are necessary to evidence such subrogation.

                                   ARTICLE V

                 Payments and Statements to Certificateholders;
                          Rights of Certificateholders

          Section 5.01 Distributions. (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Available Funds and investment earnings on amounts on deposit in the Distribution Account, if any, and make distributions thereof as described below and to the extent of the Available Funds (including any Monthly Advances made pursuant to Sections 3.16 and 4.04) in the following order of priority:

                    (1) to the  Trustee,  the  Trustee  Fee  and so  long as no
               Certificate Insurer Default shall have occurred and be continuing to the Certificate Insurer the Premium Amount for such Distribution Date;

                    (2) concurrently to the Holders of each Class of Class A Certificates, an amount equal to the related Class Interest Distribution for such Distribution Date, any shortfall being allocated pro rata among such Classes based on the amount of interest each such Class is entitled to receive in the absence of such shortfall;

                    (3) to the Holders of the Class A-1 Certificates  until the
               Class A-1 Principal Balance is reduced to zero, the Class A-1 Principal Distribution (other than the portion constituting Distributable Excess Spread);

                    (4) to the  Certificate  Insurer,  the amount  owing to the
               Certificate   Insurer   under  the   Insurance   Agreement   for
               reimbursement  for draws made on the Policy.

                    (5) to the Holders of the Class A-1 Certificates  until the
               Class A-1 Principal Balance is reduced to zero, to the extent of the Available Funds remaining, the Distributable Excess Spread for such Distribution Date.

                    (6) to the  Servicer,  the amount of any accrued and unpaid
               Servicing Fee;

                    (7) to the Servicer, the amount of Nonrecoverable  Advances not previously  reimbursed;

                    (8) to the  Certificate  Insurer,  any amounts owing to the
               Certificate  Insurer under the Insurance  Agreement;  and

                    (9) to the Class R Certificateholders, the balance, if any.

          (b) Method of Distribution. The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Class A Certificateholders, by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or, upon written request by a Class A Certificateholder delivered to the Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Class A Certificateholder is the Depository or such Class A Certificateholder owns of record one or more Class A-1 Certificates aggregating at least $5,000,000 Original Class A-1 Certificate Principal Balance and, in the case of Class R Certificateholders, by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

          (c) Distributions on Book-Entry Certificates. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository
Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Paying Agent, the Certificate
Registrar, the Depositor, the Servicer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

          Section 5.02 Compensating Interest. Not later than 2:00 p.m. New York City time on the third Business Day prior to each Distribution Date, the Servicer shall remit to the Trustee for deposit to the Collection Account an amount equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments during the related Due Period and (B) its aggregate Servicing Fees received in the related Due Period. The Servicer shall not have the right to reimbursement for any amounts deposited to the Collection Account pursuant to this Section.

          Section 5.03. Statements. (a) Not later than 12:00 noon, New York City time, on each Determination Date, the Servicer shall deliver to the Trustee a computer tape (or such other report in a form and format mutually agreeable to the Servicer and the Trustee) containing the information set forth in Exhibit E hereto as to each Mortgage Loan as of the end of the preceding Due Period and such other information as the Trustee shall reasonably require. On the Business Day preceding the Distribution Date, the Trustee shall deliver to the Servicer, the Depositor and to the Certificate Insurer, by telecopy, with a hard copy thereof to be delivered on such

Distribution Date, a statement (the "Trustee's Remittance Report") (based solely on the information contained on the computer tape) containing the information set forth below with respect to such Distribution Date:

               (i) The Available Funds and each Class' Certificate Rate for the related Distribution Date;

               (ii) The Class A-1 Principal Balance, the Notional Principal Balance of the Class A-2 Certificates, the Pool Principal Balance as reported in the prior Trustee's Remittance Report or, in the case of the first Determination Date, the Original Class A-1 Certificate Principal Balance and the Cut-Off Date Pool Principal Balance;

               (iii) The aggregate amount of collections received on the Mortgage Loans on or prior to such Determination Date in respect of the preceding Due Period, separately stating the amounts received in respect of principal and interest;

               (iv) The number and Principal Balances of all Mortgage Loans that were the subject of Principal Prepayments during the related Due Period;

               (v) The amount of all Curtailments that were received during the Due Period;

               (vi) The principal portion of all Monthly Payments received during the Due Period;

               (vii) The interest portion of all Monthly Payments received on the Mortgage Loans during the Due Period;

               (viii) The amount required to be paid by the Seller (reported separately) pursuant to Sections 2.02, 2.04 or 2.06;

               (ix) The amount of the Monthly Advances and the Compensating Interest payment to be made with respect to such Distribution Date;

               (x) the Certificate Rate on the Variable Rate Certificates and the Certificate Index;

               (xi) The Class A-1 Principal Distribution and the Class Interest Distribution for the related Distribution Date to be distributed on each Class of Class A Certificates;

               (xii) The amount, if any, of the Outstanding Class Interest Carryover Shortfall and Class A-1 Principal Shortfall Amount after giving effect to the distributions on the related Distribution Date;

               (xiii) The amount of the Insured Payments, if any, to be made on the related Distribution Date;

               (xiv)   The   amount   to  be   distributed   to  the   Class  R
          Certificateholders  for the related Distribution Date;

               (xv) The Class A-1 Principal Balance after giving effect to the distribution to be made on the related Distribution Date; (xvi) The weighted average remaining term to maturity of the Mortgage Loans and the weighted average Loan Rate;

               (xvii) The Servicing Fee to be paid to the Servicer  pursuant to
          Section 5.01(a)(6) and the amounts to be paid to the Certificate Insurer, separately stated, pursuant to Sections 5.01(a)(4) and 5.01(a)(8);

               (xviii) The Premium Amount to be paid to the Certificate Insurer pursuant to Section 5.01;

               (xix) The amount of all payments or reimbursements to the Servicer pursuant to Section 3.03;

               (xx) The O/C Amount, the O/C Reduction Amount, the Excess O/C Amount and the Specified O/C Amount for the Distribution Date and the Excess Spread for such Distribution Date;

               (xxi) The amount paid to Class R Certificateholders  pursuant to
          Section 5.01(a)(9);

               (xxii) The amount of Distributable Excess Spread to be distributed to the Class A-1 Certificateholders on such Distribution Date pursuant to Section 5.01(a)(5) on such Distribution Date;

               (xxiii)  The  number  of  Mortgage  Loans   outstanding  at  the
          beginning  and at the end of the related Due Period;

               (xxiv) The Pool Principal Balance as of the end of the Due Period related to such Distribution Date;

               (xxv) The number and aggregate Principal Balances of Mortgage Loans (w) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (x) that have become REO Properties, in each case as of the end of the preceding Due Period, (y) that are in foreclosure and (z) the Mortgagor of which is the subject of any bankruptcy or insolvency proceeding;

               (xxvi) The unpaid principal amount of all Mortgage Loans that became Liquidated Mortgage Loans during such Due Period;

               (xxvii) The Net Liquidation Proceeds received during such Due Period;

               (xxviii) The cumulative losses on the Mortgage Loans;

               (xxix)  The book value  (within  the  meaning  of 12 C.F.R.  ss.
          571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (xxx) Such other information as is required by the Code and regulations thereunder to be made available to Holders of the Class A Certificates.

          The Trustee shall forward such report to the Servicer, the Depositor, the Certificate Insurer (at 113 King Street, Armonk, New York 10504, Attention:
Insured Portfolio Management, Structured Finance), the Certificateholders, the Rating Agencies, Bloomberg (at 499 Park Avenue, New York, New York 10022,
Attention: Mike Geller) and Intex Solutions (at 35 highland Circle, Needham, Massachusetts 02144, Attention: Harold Brennman) on the related Distribution Date. The Trustee may fully rely upon and shall have no liability with respect to information provided by the Servicer.

          To the extent that there are inconsistencies between the telecopy of the Trustee's Remittance Report and the hard copy thereof, the Servicer may rely upon the latter.

          In the case of  information  furnished  pursuant to subclauses  (ii),
(xii) and (xvii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

          (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Class A Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (xi) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

          (c) On each Distribution Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A Certificateholders in respect of such Distribution Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Distribution Date together with such other information as the Trustee deems necessary or appropriate.

          (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall deliver to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

          (e) The Servicer and the Trustee shall furnish to each Certificateholder and to the Certificate Insurer (if requested in writing), during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the Certificateholder or the Certificate Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions (if requested in writing) as the Certificateholder or the Certificate Insurer, as the case may be, may reasonably require; provided that the Servicer and the Trustee shall be entitled to be reimbursed by such Certificateholder or the Certificate Insurer, as the case may be, for their respective fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

          (f) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent provided in this Agreement and to the extent required by law or to the Rating Agencies, the Depositor, the Certificate Insurer's reinsurers, parent, regulators, liquidity providers and auditors and to the extent the Seller instructs the Trustee in writing to furnish information regarding the Trust or the Mortgage Loans to third-party information providers. No Person entitled to receive copies of such reports or tapes or lists of Certificateholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement.

          Section 5.04. Distribution Account. The Trustee shall establish with Harris Trust and Savings Bank, a separate trust account (the "Distribution Account") titled "Harris Trust and Savings Bank, as Trustee, of Champion Home Equity Loan Trust 1998-1 Distribution Account". The Distribution Account shall be an Eligible Account. The Trustee shall deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received by it immediately following receipt thereof, including, without limitation, all amounts withdrawn from the Collection Account pursuant to Section 3.03 for deposit to the Distribution Account. Amounts on deposit in the Distribution Account may be invested in Eligible Investments pursuant to Section 5.05.

          Section 5.05. Investment of Accounts. (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Servicer, in one or more Eligible Investments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Servicer does not provide investment directions, the Trustee shall invest all Accounts in Eligible Investments described in paragraph (vi) of the definition of Eligible Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date (except that (i) if such Eligible Investment is an obligation of the Trustee, then such Eligible Investment shall mature not later than such Distribution Date and (ii) any other date as may be approved by the Rating Agencies and the Certificate Insurer).

          (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account.

          (c) The Trustee shall not in any way be held liable for the selection of Eligible Investments or by reason of any investment loss or charge or any insufficiency in any Account held by the Trustee resulting from any investment loss on any Eligible Investment included therein unless the Trustee's failure to perform in accordance with this Section is the cause of such loss or charge (except to the extent that the Trustee is the obligor and has defaulted thereon or as provided in subsection (b) of this Section). The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. In the absence of written investment direction, the Trustee shall invest funds in the Accounts in the Eligible Investment described in clause (vi) of the definition thereof.

          (d) The Trustee shall invest and reinvest funds in the Accounts held by the Trustee, to the fullest extent practicable, in such manner as the Servicer shall from time to time direct as set forth in Section 5.05(a), but only in one or more Eligible Investments.

          (e) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in the Collection Account and the Distribution Account shall be for the benefit of the Servicer as servicing compensation (in addition to the Servicing Fee), and shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Servicer shall deposit in the Collection Account or the Distribution Account, as the case may be, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss from its own funds, without any right to reimbursement therefore.

                                   ARTICLE VI

                                The Certificates

          Section 6.01. The Certificates. Each of the Class A Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A and B hereto, respectively, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust. Each Class of Class A Certificates shall be initially evidenced by one or more certificates representing a fraction of the Original Class A-1 Certificate Principal Balance or Notional Principal Balance, as applicable, and shall be held in minimum dollar denominations of $25,000 and $1,000 dollar multiples in excess thereof, except that one of each of the Class A Certificate may be in a different denomination.

          The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02(c), the Class A Certificates shall be Book-Entry Certificates. The Class R Certificates shall not be Book-Entry Certificates.

          Section 6.02  Registration of Transfer and Exchange of  Certificates.
(a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

          At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each
Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement the terms of this Agreement shall control.

          (c) If (i) (x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, the Certificate Owners of each Class of Class A Certificates representing Percentage Interests aggregating not less than 51% advises the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners, upon surrender to the Certificate Registrar of each Class of Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (ii) above, or the Seller's expense, in the case of (i) and (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (d) Except with respect to the initial transfer of the Class R Certificates by the Depositor, no transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit K) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit I) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit K) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, (such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit H hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

          Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                    (A) an  affidavit  in the form of Exhibit H hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                    (B) a covenant  of the  proposed  transferee  to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

               (iv) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

               (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its Affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

               (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC.

          The Tax Matters Person Residual Interest shall at all times be registered in the name of the Trustee.

          (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

          Section 6.03 Mutilated,  Destroyed,  Lost or Stolen Certificates.  If
(i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Depositor, the Trustee, the Certificate Registrar, the Certificate Insurer, any Paying Agent and any agent of the Servicer, the Depositor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Servicer, the Trust, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

          Section 6.05. Appointment of Paying Agent. (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 5.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation to withdraw funds from the Collection Account pursuant to Section 3.03 and for the purpose of making the distributions referred to above and to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.

          (b) The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                  ARTICLE VII

                   The Seller, the Servicer and the Depositor

          Section 7.01. Liability of the Seller, the Servicer and the Depositor. The Seller and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

          Section 7.02. Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the Servicer or the Depositor. Any corporation into which the Seller, the Servicer or Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller, the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Seller, the Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 8.02 with respect to the qualifications of a successor Servicer.

          Section 7.03. Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Net Liquidation Proceeds realized with respect to the related Mortgage Loan. The preceding sentence shall not limit the obligations of the Servicer pursuant to Section 9.05. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder; and such amounts shall be payable only pursuant to Section 5.01(a)(7). The Servicer may with the consent of the Certificate Insurer undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor only pursuant to Section 5.01(a)(7). The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 7.04 or 8.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

          Section 7.04.  Servicer Not to Resign.  Subject to the  provisions of
Section 7.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Class A Certificates; and (c) such proposed successor servicer is reasonably acceptable to the Certificate Insurer, as evidenced by a letter to the Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 8.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

          Section 7.05. Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04. The Servicer shall provide the Certificate Insurer and the Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

          Section 7.06. Indemnification of the Trust by the Servicer. The Servicer shall indemnify and hold harmless the Trust and the Trustee and its officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of, counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section 7.06 shall survive termination of the Agreement or the earlier of the resignation or removal of the Trustee.

                                 ARTICLE VIII

                                    Default

          Section 8.01 Events of Default. (a) If any one of the following events ("Events of Default") shall occur and be continuing:

               (i) (A) The failure by the Servicer to make any Monthly Advance; or (B) any other failure by the Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or by any holder of a Regular Certificate evidencing Voting Rights of at least 25%; or

               (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or by any holder of a Regular Certificate evidencing Voting Rights of at least 25%; or

               (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

               (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (v) So long as the Seller is the Servicer, any failure of the Seller, to repurchase, or substitute an Eligible Substitute Mortgage Loan for, any Mortgage Loan as required by Sections 2.02, 2.04 and 2.06; or

               (vi) Any insufficiency in Available Funds, net of Insured Payments, occurs on a Distribution Date, resulting in the need for an Insured Payment.

               (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied within the applicable grace period, (x) subject to the succeeding paragraph, with respect solely to clause (i) (A) above, if such Monthly Advance is not made by 4:00 P.M., New York City time, on the second Business Day following written notice to the Servicer of such event the Trustee shall terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 8.02, shall immediately make such Monthly Advance and assume, pursuant to Section 8.02, the duties of a successor Servicer and (y) in the case of (i) (B), (ii), (iii), (iv),
          (v) and (vi) above, the Trustee shall, at the direction of the Certificate Insurer or the Holders of Class A Certificates evidencing Voting Rights aggregating not less than 51% with the consent of the Certificate Insurer, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement; provided, however, in the case of (vi) above, the Certificate Insurer may, in its sole discretion, waive such an Event of Default. Any such notice to the Servicer shall also be given to each Rating Agency, Key Bank USA , the Depositor and the Certificate Insurer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

          Section 8.02 Trustee to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to
Section 8.01 or resigns pursuant to Section 7.04, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer shall be acceptable to the Certificate Insurer, as evidenced by the Certificate Insurer's prior written consent which consent shall not be unreasonably withheld and provided, further, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.05 or to indemnify the Trustee pursuant to Section 7.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (b) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of Certificateholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.06. No successor servicer shall have the right to retain and commingle payments on, and collections in respect of, the Mortgage Loans with its own funds pursuant to
Section 3.02(d) unless (i) consented to in writing by the Certificate Insurer and (ii) such commingling will not result in a downgrade, qualification or withdrawal of the then current ratings of the Class A Certificates, without regard to the Certificate Insurance Policy, as evidenced in writing by each Rating Agency.

          Section 8.03 Waiver of Defaults. The Certificate Insurer or the Majority Certificateholders with the consent of the Certificate Insurer may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VIII, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

          Section 8.04. Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII or Section 7.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the Certificate Insurer and each Rating Agency.

                                  ARTICLE IX

                                  The Trustee

          Section 9.01 Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured) of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

               (i) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

               (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of the Certificate Insurer or in accordance with the direction of the Holders of Class A Certificates evidencing Voting Rights aggregating not less than 51% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

               (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 8.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, the Certificate Insurer or the Holders of Class A Certificates evidencing Voting Rights aggregating not less than 51%.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust from funds available in the Collection Account or (B) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

          Section 9.02. Certain Matters Affecting the Trustee. (a) Except as otherwise provided in Section 9.01:

               (i) the Trustee may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Trustee may consult with counsel of its selection and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the
          Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured) of which a Responsible Officer has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Holders of Certificates evidencing Voting Rights aggregating not less than 51%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

               (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 8.02;

               (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, nominees or a custodian;

               (viii) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted here; and

               (ix) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          (b) It is intended that the Trust formed hereunder shall constitute, and that the affairs of the Trust shall be conducted so as to qualify the Master REMIC and both Subsidiary REMICs as, REMICs as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) and as Tax Matters Person on behalf of the REMIC, and that in such capacities, it shall:

               (i) prepare, sign and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and any other Tax Return required to be filed by the Trust, using a calendar year as the taxable year for the Trust;

               (ii) make, or cause to be made, an election, on behalf of the Master REMIC and both Subsidiary REMICs, to be treated as REMICs on the federal tax return of such REMIC for its first taxable year;

               (iii) prepare and forward, or cause to be prepared and forwarded, to the Servicer, the Depositor, the Certificateholders and the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with the REMIC Provisions;

               (iv) to the extent that the affairs of the Trust are within its control, conduct such affairs of the Trust at all times that any Subsidiary REMIC Regular Interest or Certificates are outstanding so as to maintain the status of the Master REMIC and both Subsidiary REMICs as REMICs under the REMIC Provisions and any other applicable federal, state and local laws, including, without limitation, information reports relating to "original issue discount", as defined in the Code, based upon 115% of the Prepayment Assumption and calculated by using the issue price of the Certificates;

               (v) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of either the Master REMIC or any Subsidiary REMIC;

               (vi) pay the amount of any and all federal, state and local taxes, prohibited transaction taxes as defined in Section 860F of the Code, other than any amount due as a result of a transfer or attempted or purported transfer in violation of Section 6.02, imposed on the Trust when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee shall be entitled to reimbursement in accordance with Section 2.13;

               (vii) ensure that any such returns or reports filed on behalf of the Trust by the Trustee are properly executed by the appropriate person;

               (viii) represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust, enter into settlement agreements with any government taxing agency, extend any statute of limitations relating to any item of the Trust and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust;

               (ix) as provided in Section 5.12, make available information necessary for the computation of any tax imposed (1) on transferors of residual interests to transferees that are not Permitted Transferees or (2) on pass-through entities, any interest in which is held by an entity which is not a Permitted Transferee. The Trustee covenants and agrees that it will cooperate with the Servicer in the foregoing matters and that it will sign, as Trustee, any and all Tax Returns required to be filed by the Trust. Notwithstanding the foregoing, at such time as the Trustee becomes the successor
          Servicer, the holder of the largest percentage of the Class R Certificates shall serve as Tax Matters Person until such time as an entity is appointed to succeed the Trustee as Servicer;

               (x) make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Class R Certificate and
          (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person that is not a Permitted Transferee. Reasonable compensation for providing such information may be accepted by the Trustee;

               (xi)  pay  out  of  its  own   funds,   without   any  right  of
          reimbursement,   any  and  all  tax-related  expenses  of  the  Trust
          (including, but not limited to, tax return preparation and filing expenses and any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust that involve the Internal Revenue Service or state tax authorities), other than (A) the expense of obtaining any Opinion of Counsel required pursuant to Sections 2.06(d), 2.13(f), 3.01(j), 9.02(b) and 10.02, (B) any expenses for which the Trustee is otherwise indemnified pursuant to Section 9.05 and (C) taxes except as specified herein; and

               (xii) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q for the Master or Subsidiary REMICs and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

                    (1) The original  projected  principal  and  interest  cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on 115% of the Prepayment Assumption;

                    (2) The  projected  remaining  principal  and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on 115% of the Prepayment Assumption;

                    (3)  The  Prepayment   Assumption  and  any  interest  rate
               assumptions used in determining the projected principal and interest cash flows described above;

                    (4) The  original  issue  discount  (or, in the case of the
               Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

                    (5) The  treatment of losses  realized  with respect to the
               Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the Master or Subsidiary REMICs with respect to such regular interests or bad debt deductions claims with respect to the Mortgage Loans;

                    (6) The amount and timing of any  non-interest  expenses of the  Master  or  Subsidiary  REMICs;

                    (7) Any taxes (including penalties and interest) imposed on the Master or Subsidiary REMICs, including, without limitation, taxes on "prohibited transactions," "contribution" or "net income from foreclosure property" or state or local income or franchise taxes; and

               (xiii) Following the Closing Date, and except as otherwise provided in this Agreement, the Trustee shall not knowingly accept any contribution of assets to the Trust unless it shall have been provided with an Opinion of Counsel at the expense of the party delivering such assets acceptable to it and the Certificate Insurer to the effect that the inclusion of such assets in the Master or Subsidiary REMICs will not cause the Master or Subsidiary REMICs to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than the Trustee as Servicer if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than the Trustee as Servicer if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); the compliance by the Depositor, the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than the Trustee as Servicer if the Trustee shall assume the duties of the Servicer pursuant to
Section 8.02), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02), or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02). The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer).

          Section  9.04.  Trustee  May Own  Certificates.  The  Trustee  in its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Servicer or the Depositor.

          Section 9.05. Servicer to Pay Trustee Fees and Expenses. The Trustee shall be entitled to receive the Trustee Fee pursuant to Section 5.01(a)(1) and the Servicer shall pay or reimburse, the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. When the Trustee incurs expenses or renders services in connection with an Event of Default described in Sections 8.01(a)(iii) or 8.01(a)(iv) such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally. In addition, except as provided in Section 2.13, the Servicer covenants and agrees to indemnify the Trustee and its officers, directors, employees and agents from, and hold it harmless against, any and all claims, demands, losses, penalties, liabilities, damages, injuries or expenses including, without limitation, reasonable attorney's fees and expenses (including, without limitation any of the foregoing relating to Environmental Law, as hereinafter defined) (i) incurred in connection with any legal action, proceeding or claim or threatened legal action, proceeding or claim relating to the transactions contemplated by this Agreement, the Insurance Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of its obligations and duties hereunder or (ii) resulting from any error in any tax or information return prepared by the Servicer. This Section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

          As used herein, the term Environmental Law shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or health or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          Section 9.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, have a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "Baa3" by Moody's and "BBB-" by S&P, and be subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

          Section 9.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, the Certificate Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer, so long as such approval shall not be unreasonably withheld) by written instrument, copies of which instrument shall be delivered to the resigning Trustee, the successor Trustee; provided, however, that any such successor Trustee shall be subject to the prior written approval of the Servicer. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor, the Servicer or the Certificate Insurer may remove the Trustee. If the Depositor, the Servicer or the Certificate Insurer removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer, so long as such approval is not unreasonably withheld) by written instrument, copies of which instrument shall be delivered to the resigning Trustee and the successor Trustee. If the Depositor, the Servicer or the Certificate Insurer fails to appoint a successor Trustee within 30 days after the giving of such notice of removal to the Trustee, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

          Section 9.08 Successor Trustee. Any successor Trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor, the Servicer and to its predecessor Trustee and the Certificate Insurer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

          No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

          Upon acceptance of appointment by a successor Trustee as provided in this Section, the Servicer shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

          Section 9.09 Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          Section 9.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or, in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08. The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Default, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and the Servicer.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

          Section 9.11 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

          Section 9.12. Trustee May Enforce Claims Without Possession of Certificates; Inspection. (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered. (b) The Trustee shall afford the Seller, the Depositor, the Servicer, the Certificate Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Depositor, the Servicer, the Certificate Insurer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor, the Certificate Insurer and such Certificateholder and shall make available to the Seller, the Servicer, the Depositor, the Certificate Insurer and such Certificateholder for review and copying, at such party's sole cost and expense, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor, the Servicer, the Certificate Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

          Section 9.13 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

                                   ARTICLE X

                                  Termination

          Section 10.01 Termination. (a) The respective obligations and responsibilities of the Seller, the Servicer, the Depositor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee of the later of (A) payment in full of all amounts owing to the Certificate Insurer unless the Certificate Insurer shall otherwise consent and (B) the earliest of (i) the Distribution Date on which the Class A-1 Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Servicer of the Mortgage Loans as described below and
(iv) the Distribution Date in September 2028. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

          The Servicer may, at its option, terminate this Agreement on any date on which the Pool Principal Balance is less than 5% of the Cut-Off Date Pool Principal Balance, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of the outstanding Pool Principal Balance and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Due Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer (the "Termination Price").

          In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.03), which deposit shall be deemed to have occurred immediately preceding such purchase.

          Any  such  purchase  shall  be   accomplished  by  deposit  into  the
Distribution Account on the Determination Date before such Distribution Date of the Termination Price.

          (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee to the Certificate Insurer and by letter to Class A Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Class A Certificates will be made upon presentation and surrender of Class A Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Class A Certificates at the office or agency of the Trustee therein specified.

          (c) Upon presentation and surrender of the Class A Certificates, the Trustee shall cause to be distributed to the holders of Class A Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class A Certificates and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to holders of Class A Certificates pursuant to
Section 5.01 for such Distribution Date. On the final Distribution Date, the Trustee will withdraw from the Distribution Account and remit to the Certificate Insurer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay holders of Class A Certificates pursuant to Section 5.01(a) and any amounts owing to the Trustee in respect of the Trustee Fee and (y) the unpaid amounts due and owing to the Certificate Insurer pursuant to Section 5.01(a).

          (d) In the event that all of the Class A Certificateholders shall not surrender their Class A Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Class A Certificateholders to be withdrawn therefrom and credited to the remaining Class A Certificateholders by depositing such funds in a separate escrow account for the benefit of such Class A Certificateholders and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Class A Certificateholders to surrender their Class A Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholder for payment.

          Section 10.02 Additional Termination Requirements. (a) In the event that the Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

               (i) Within 90 days prior to the final Distribution Date, the Servicer shall adopt and the Trustee shall sign a plan of complete liquidation for each REMIC meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Servicer for cash; and

               (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited (A) to the Trustee, as holder of any of the Subsidiary REMIC Regular Interests, the unpaid principal balance thereof plus accrued interest thereon, (B) the Class A-1 Certificateholders the related Class A-1 Principal Balance, plus one month's interest thereon at the applicable Certificate Rate, (C) to the Certificate Insurer, all amounts owing to the Certificate Insurer under this Agreement and the Insurance Agreement and (D) to the Class R Certificateholders, all cash on hand after such payment to any Subsidiary REMIC Regular Interest Regular Certificateholders and the Certificate Insurer (other than cash retained to meet claims) and the Trust shall terminate at such time. (b) By their acceptance of the Class A Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Certificateholders hereby appoint the Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Certificate Insurer and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

                                  ARTICLE XI

                            Miscellaneous Provisions

          Section 11.01 Amendment. This Agreement may be amended from time to time by the Seller, the Servicer, the Depositor and the Trustee, in each case without the consent of any of the Certificateholders, but only with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld),
(i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or the Certificate Insurance Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of each Class of Class A Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee, the Seller, the Depositor nor the Servicer is obligated to obtain, maintain or improve any such rating), (vi) to add or amend any provisions of this Agreement to such extent as shall be necessary to maintain the qualification of the Trust as a REMIC, or (vii) to amend the definition of Specified O/C Amount; provided, however, that (x) as evidenced by an Opinion of Counsel (at the expense of the requesting party) in each case such action shall not, adversely affect in any material respect the interest of any Certificateholder, (y) in each case, such action is necessary or desirable to maintain the qualification of either REMIC as a REMIC or shall not adversely affect such qualification and (z) if the opinion called for in clause (x) cannot be delivered with regard to an amendment pursuant to clause (vi) above, such amendment is necessary to maintain the qualification of either REMIC as a REMIC; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Class A Certificates.

          This Agreement also may be amended from time to time by the Seller, the Servicer, the Depositor and the Trustee, with the consent of the Holders of each Class of Class A Certificates which is affected by such amendment, evidencing Percentage Interests aggregating not less than 51% of such Class or in the case of an amendment which affects all classes, evidencing Percentage Interests aggregating not less than 51% of all Classes, and with the consent of the Certificate Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates or distributions or payments under the Certificate Insurance Policy which are required to be made on any Certificate without the consent of the Holder of such Certificate or
(ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

          Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of any REMIC as a REMIC.

          Prior to the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and fully executed original counterparts of the instruments effecting such amendment to the Certificate Insurer.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

          Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee, but only upon written direction of Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders. The Certificateholders requesting such recordation shall bear all costs and expenses of such recordation. The Trustee shall have no obligation to ascertain whether such recordation so affects the interests of the Certificateholders.

          Section 11.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided in Sections 8.01, 9.01, 9.02 and 11.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Class A Certificates evidencing Voting Rights aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 11.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 11.05. Notices. (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, 245 Park Avenue, New York, New York 10167,
Attention: Timothy J. Small, (b) in the case of the Seller and Servicer, 20 Waterview Boulevard, Parsippany, New Jersey 07054 Attention: President, (c) in the case of the Trustee, 311 West Monroe Street, Chicago, Illinois 60606,
Attention: Indenture Trust Administration, Facsimile: (312) 461-3525 (d) in the case of the Certificate Insurer, 113 King Street, Armonk, New York 10504,
Attention: Insured Portfolio Management, Structured Finance, (e) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Group, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

          (b) Notice to S&P and Moody's. The Trustee and the Servicer shall each be obligated to use its best efforts promptly to provide notice, at the expense of the Servicer, to S&P and Moody's with respect to each of the following of which a Responsible Officer of the Trustee or Servicer, as the case may be, has actual knowledge:

               (i) Any material change or amendment to this Agreement;

               (ii) The occurrence of any Event of Default that has not been cured or waived;

               (iii) The resignation or termination of the Servicer or the Trustee;

               (iv) The final payment to Holders of the Certificates of any Class;

               (v) Any change in the location of any Account; and (vi) Any event that would result in the inability of the Servicer to make Monthly Advances.

          (c) In addition, (i) the Trustee shall promptly furnish to each Rating Agency copies of the following:

                    (A) Each annual report to  Certificateholders  described in
               Section 5.03; and

                    (B)  Each  Statement  to  Certificateholders  described  in
               Section 5.03; and

               (ii) The Servicer shall promptly furnish to each Rating Agency copies of the following:

                    (A) Each annual  statement  as to  compliance  described in
               Section 3.10;

                    (B) Each annual independent public  accountants'  servicing report described in Section 3.11; and

                    (C) Each notice delivered pursuant to Section 8.01(b) which relates to the fact that the Servicer has not made a Monthly Advance.

Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to the addresses specified above for each such Rating Agency.

          Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 11.07. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.02, 7.04 and 7.05 (or 3.01), this Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Certificate Insurer and Holders of the Certificates evidencing Voting Rights aggregating not less than 66 2/3%.

          Section 11.08. Certificates Nonassessable and Fully Paid. The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 6.02 are and shall be deemed fully paid.

          Section 11.09. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

          Section 11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 11.11 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                            BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                              as Depositor



                            By /s/ Matthew Perkins
                               -------------------------------
                               Name:  Matthew Perkins
                               Title: Vice President


                            CHAMPION MORTGAGE CO., INC.
                              as Seller and as Servicer


                            By /s/ Daniel L. Rich
                               -------------------------------
                               Name:  Daniel L. Rich
                               Title: Senior Vice President


                            HARRIS TRUST AND SAVINGS BANK,
                              as Trustee



                            By /s/ Kieth Richardson
                               -------------------------------
                               Name:  Kieth Richardson
                               Title: Assistant Vice President

State of New York     )
                      ) ss.:
County of New York    )

          On the 30th day of September 1998 before me, a notary public in and for the State of New York, personally appeared Matthew Perkins, known to me who, being by me duly sworn, did depose and say that he is the Vice President of Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                             /s/ Ryan O'Conner
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]

State of New Jersey   )
                      ) ss.:
County of Morris      )

          On the 29th day of September 1998 before me, a notary public in and for the State of New Jersey, personally appeared Daniel L. Rich, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Champion Mortgage Co., Inc., a New Jersey corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said company; and that he signed his name thereto by like order.



                                             /s/ Patricia Keating
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]

State of New York     )
                      ) ss.:
County of New York    )

          On the 30th day of September 1998 before me, a notary public in and for the State of New York, personally appeared Kieth Richardson, that he is an Assistant Vice President of Harris Trust and Savings Bank, an Illinois banking corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto pursuant to the by-laws of said corporation.


                                             /s/ Ryan O'Conner
                                             ----------------------------------
                                             Notary Public

[Notarial Seal]